                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS LOAN AND SECURITY AGREEMENT ("Agreement") dated effective as of March
                                        ---------
11, 2002, is made by and between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower"), whose address is 4310 Paradise Road, Las Vegas, Nevada
              --------
89109, CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("Lender"), whose address is 4445 Willard Avenue, 12/th/ Floor, Chevy Chase, MD
  ------
20815 and MEGO FINANCIAL CORP., a New York corporation ("Guarantor"), whose
                                                         ---------
address is 4310 Paradise Road, Las Vegas, Nevada 89109.

                                   RECITALS:
                                   --------

     WHEREAS, Borrower has asked Lender to make Borrower a secured acquisition and development loan, of which up to $4,600,000 will be used by Borrower to pay costs incurred in acquiring the Land and Existing Improvements, demolishing the Existing Improvements on the Land, and constructing thereon the Resort Improvements made or to be made a part of the Project, and the remainder withheld and not funded by Lender unless and until Lender approves the uses for such funds proposed by Borrower; and

     WHEREAS, Borrower anticipates that the Resort Improvements will be used to accommodate guests at the Project on a daily or weekly basis and ultimately to sell Intervals to such guests; and

     WHEREAS, Borrower's obligations under the Loan will be evidenced and secured by the Loan Documents as hereinafter provided; and

     WHEREAS, Guarantor will guaranty all of Borrower's obligations hereunder.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Guarantor and Lender agree as follows:

                                   ARTICLE 1
                                   ---------

                             DEFINITION OF TERMS
                             -------------------

     1.1  Terms Defined.  The following terms used in this Agreement shall have
          -------------
the following meanings:

     Adjusted Committed Sum. As of any date, the maximum amount of the Loan (eg., $7,000,000) reduced by the amount of any permanent reduction in the Loan agreed to in writing by Borrower and Lender, if any, which relieves Lender of its obligation to make further Advances hereunder.

     Advance. Proceeds of the Loan advanced by Lender to Borrower in accordance with this Agreement including the Initial Advance, each Interim Advance and each Construction Advance.

LOAN AND SECURITY AGREEMENT - Page 1
---------------------------

     Affiliate. (a) Any Person who has a financial interest in Borrower or Guarantor; (b) any Person under common ownership with Borrower or Guarantor; (c) any Person in which Borrower or Guarantor has a financial interest (any of (a),
(b) or (c) are referred to as a "Related Party"); (d) any Person who has a
                                 -------------
financial interest in any Related Party; (e) any trust for the benefit of Borrower or Guarantor or any Related Party; or (f) any Person in which any Related Party has a financial interest.

     Applicable Laws. Any and all federal, state, and local statutes, ordinances, rules, regulations, court orders and decrees, administrative orders and decrees, and other legal requirements of any and every conceivable type applicable to Borrower, Guarantor, the Project or any portion thereof, or all or any portion of the Collateral including, without limitation, (i) the Consumer Credit Protection Act, the Federal Trade Commission Act, the Federal Interstate Land Sales Full Disclosure Act, any applicable condominium act, and all other applicable federal statutes, each as amended, and all rules and regulations promulgated under any of the foregoing, and (ii) all of the applicable provisions of any law of any state in which Borrower is selling Units (and the rules and regulations promulgated thereunder) relating to the sale, offering for sale or financing of Units or Intervals.

     Approved Costs.  Shall have the meaning set forth in Schedule 4.1 hereof.
                                                          ------------

     Architect. Any licensed architect in the State of Nevada who is acceptable to Lender, in its sole discretion.

     Biennial Interval(s). An undivided fee simple ownership interest as tenants in common with all other Purchasers with respect to any Unit, with a right to use such Unit for one week every other year, together with all appurtenant rights and interests as more particularly described in the Timeshare Documentation.

     Budget. The preliminary budget affixed hereto as Schedule 2.1, relating to
                                                      ------------
the costs of the Project, as amended or modified with the approval of Lender, in its sole discretion. The Budget affixed hereto will be amended, with Lender's sole consent, to provide a more detailed cost breakdown of the costs of the Project prior to the making of any Construction Advance.

     Business Day. Any day which is not a Saturday or Sunday or a legal holiday under the laws of either the State of New York or the State of Nevada, or the United States.

     Collateral. Any and all collateral granted by Borrower to secure the payment by Borrower of all principal, interest, and other amounts owed to Lender in connection with the Loan and the performance of Borrower's Obligations under the Loan Documents, including but not limited to the following (to the extent applicable):

          (a)  The Deed of Trust;

          (b) First priority Liens in and to any and all Units and FF&E, together with the cash and non-cash proceeds thereof;

LOAN AND SECURITY AGREEMENT - Page 2
---------------------------

          (c) Absolute and unconditional first assignments of any and all leases, subleases, licenses, concessions, entry fees, and other agreements that grant a possessory interest in and to, or the right to use, any Units and FF&E, Intervals, or any portion thereof (collectively, the "Resort
                                                                     ------
     Leases");
     ------

          (d) Absolute and unconditional first assignments of all of the rents, revenues, income, proceeds, royalties, profits, and other amounts payable for using, leasing, licensing, possessing, operating from or in, or otherwise enjoying all or any portion of any Units or Intervals, including, without limitation, damages received upon the occurrence of a default under any of the Resort Leases and all proceeds payable under any policy of insurance covering loss of rents with respect thereto (collectively, the "Resort Income");
      -------------

          (e) Absolute and unconditional first assignments of all other agreements to which Borrower is or becomes a party or holds any interest and which in any way relate to the use, occupancy, maintenance, or enjoyment of any Units or Intervals, including but not limited to utility contracts, maintenance agreements, management agreements, service contracts, and any agreement guaranteeing the performance of the obligations contained in any of the foregoing agreements;

          (f) First priority assignments of all of Borrower's rights in and to all Plans, all agreements for the furnishing of architectural, engineering, and/or design services, and all construction contracts and other agreements for the furnishing of labor and/or materials in connection with the development and construction of the Resort Improvements;

          (g) First priority assignments of all of Borrower's rights in and to any and all easements, contracts, leasehold interests (whether as lessor or lessee), permits, licenses, and approvals in respect of all or any portion of the Project;

          (h) First priority Liens in all inventory, supplies, accounts, chattel paper, and general intangibles owned or hereafter acquired by Borrower, used or useful in connection with the Units and the Intervals, together with the cash and non-cash proceeds thereof;

          (i) First priority Liens in and to all books, records, reports, computer tapes, computer disks, and software relating to all or any portion of the Project Improvements;

          (j) Extensions, additions, improvements, betterments, renewals, substitutions, and replacements of, for, or to any of the Land and Resort Improvements, wherever located, together with the products, proceeds, issues, rents, and profits thereof and any replacements, additions, or accessions thereto or substitutions thereof, and all rights in or under insurance policies and to the proceeds of any insurance policies covering any of the Resort Improvements, all rights to unearned or refunded insurance premiums, and the proceeds of any condemnation awards or any claims regarding any of the Land and Resort Improvements; and

LOAN AND SECURITY AGREEMENT - Page 3
---------------------------

          (k) All now owned or hereafter acquired right, title, and interest of Lender in and to any and all collateral for the Revolving Receivables Loan.

     Commitment Fee. A non-refundable loan commitment fee with respect to the Loan equal to $87,500 which is payable as follows: (i) $18,750 shall be paid to Lender at the Closing from the proceeds of the Initial Advance, (ii) $18,750 shall be paid to Lender on or before May 31, 2002, and (iii) the remaining $50,000 shall be paid by Borrower to Lender simultaneously with the making of the first two Construction Advances hereunder (in equal parts of $25,000 each for each Construction Advance), but in no event later than September 1, 2002.
So long as Borrower is not in default of its obligations under the documents evidencing the Revolving Receivables Loan, the referenced commitment fee may be funded from proceeds of the Revolving Receivables Loan. Alternatively, so long as Borrower is not in default of its obligations hereunder and the conditions precedent to the making of Construction Advances hereunder have been satisfied, the remaining portion of the referenced commitment fee may be paid from proceeds of the first two Construction Advances. If, however, Borrower is in default hereunder or the conditions precedent hereunder for the making of Construction Advances have not been satisfied on or before September 1, 2002, then Borrower and Guarantor shall pay to Lender the remainder of the commitment fee from its own funds.

     Common Elements. The common areas and facilities as shown on the Plans for the Resort Improvements, as defined or provided for in the Timeshare Documentation, including, without limitation, the Land and all improvements thereto except for any limited common elements, if any, identified in the Timeshare Documentation.

     Completion Date.  September 30, 2003.

     Construction Advance. Each Advance made by Lender hereunder following satisfaction of the conditions precedent set forth in Section 2 of Schedule 4.1
                                                                   ------------
hereof.

     Construction Contract.  Shall have the meaning ascribed to such term in
Schedule 4.1 hereof.
------------

     Construction Schedule. The schedule relating to the time frame for construction of the Resort Improvements approved by Lender. The preliminary Construction Schedule for the Project is attached hereto as Exhibit D, which
                                                            ---------
Construction Schedule is subject to Lender's further review, verification and approval in accordance with Schedule 4.1 hereof.
                            ------------

     Deed of Trust. That certain Deed of Trust, Assignment and Security Agreement from Borrower, as grantor, to the Trustee named therein, in trust, for the benefit of Lender, as same may from time to time be renewed, amended, restated or replaced.

     Default Rate. A per annum rate of interest equal to the Interest Rate plus four percent (4%).

     Disclosure Statement. A statement given to Purchasers describing the Timeshare

LOAN AND SECURITY AGREEMENT - Page 4
---------------------------

Program.

     Draw Request.  Shall have the meaning ascribed to such term in Section 4.1
                                                                    -----------
hereof.

     Employee Benefit Plan. An employee benefit plan as defined in Section 3(3) of ERISA (including a Multi-employer Plan) pursuant to which any employees of Borrower or Guarantor participate.

     Environmental Certificate. An environmental certificate executed by Borrower, and such other persons or parties as required by Lender, in form and substance satisfactory to Lender, as it may be from time to time renewed, amended, restated or replaced.

     Environmental Laws. The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), the Resource
                                                          ------
Conservation and Recovery Act of 1976, as amended from time to time ("RCRA"),
                                                                      ----
the Superfund Amendments and Reauthorization Act of 1986, as amended, the federal Clean Air Act, the federal Clean Water Act, the federal Safe Drinking Water Act, the federal Toxic Substances Control Act, the federal Hazardous Materials Transportation Act, the federal Emergency Planning and Community Right to Know Act of 1986, the federal Endangered Species Act, the federal Occupational Safety and Health Act of 1970, the federal Water Pollution Control Act, and any and all comparable statutes or ordinances enacted in the State of Nevada, all of the foregoing laws may be amended from time to time, and any rules or regulations promulgated pursuant to the foregoing; together with any similar local, state or federal statutes, ordinances, rules, or regulations, either in existence as of the date hereof or enacted or promulgated after the date of this Agreement, that concern the management, control, storage, discharge, treatment, containment, removal, and/or transport of Hazardous Materials or other substances that are or may become a threat to public health or the environment; together with any common law theory involving Hazardous Materials or substances that are (or alleged to be) hazardous to human health or the environment, based on nuisance, trespass, negligence, strict liability, or other tortious conduct, or any other federal, state, or local statute, ordinance, regulation, rule, policy, or determination pertaining to health, hygiene, the environment, or environmental conditions.

     ERISA. The Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation promulgated thereunder.

     Event of Default.  Has the meaning set forth in Article 8 of this
                                                     ---------
Agreement.

     Execution Date. The date this Agreement is executed and delivered by Borrower, Lender and Guarantor.

     Existing Improvements. All buildings and other improvements located on the Land as of the Execution Date.

     FF&E. All furniture, fixtures and equipment whether now owned or hereafter acquired by Borrower in respect of the Resort Improvements and the Project and any and all additions

LOAN AND SECURITY AGREEMENT - Page 5
---------------------------
thereto, substitutions and replacements or any of the foregoing, wherever located.

     Funding Term. The period of 18 months after the Execution Date during which Advances may be made under the terms of this Agreement.

     GAAP. Generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question; and the requisite that such principles be applied on a consistent basis means that the accounting principles in a current period are comparable in all material respects to those applied in a preceding period, with any exceptions thereto noted.

     General Contractor.  Shall have the meaning ascribed to such term in
Schedule 4.1 hereof.
------------

     Guarantor. MEGO Financial Corp., a New York corporation, and its proposed successor by merger or consolidation, Leisure Industries Corporation of America, Inc., a Delaware corporation.

     Guaranty. A guaranty agreement on Lender's form, executed by Guarantor guaranteeing the payment and performance of all Obligations by Borrower under the Loan Documents.

     Hard Costs. The direct costs of constructing the Resort Improvements, as identified as Hard Costs in the Budget hereafter approved by Lender.

     Hazardous Materials. "Hazardous substances," "hazardous waste," "hazardous constituents," "toxic substances," or "solid waste," as defined in the Environmental Laws, and any other contaminant or any material, waste, or substance that is petroleum or petroleum based, asbestos, polychlorinated biphenyls, flammable explosives, or radioactive materials.

     Incipient Event of Default. An event which would be an Event of Default but for the delivery of notice or the passage of time.

     Indemnified Parties.  Shall have the meaning assigned to such term in
Section 10.7 hereof.
------------

     Initial Advance. The first Advance made by Lender hereunder.

     Inspecting Engineer.  Shall have the meaning assigned to such term in
Section 6.14(d) hereof.
---------------

     Interim Advance. Each Advance made by Lender hereunder after the Initial Advance prior to satisfaction of all conditions precedent set forth in Schedule
                                                                       --------
4.1 hereof related to the Construction Advances; provided, however, that the
---                                              --------  -------
aggregate amount of the Initial Advance

LOAN AND SECURITY AGREEMENT - Page 6
---------------------------
and all Interim Advances shall not exceed $1,770,000.

     Interest Rate. A floating rate per annum equal to the greater of (i) the Prime Rate plus two and one-half percent (2.50%), or (ii) ten percent (10%) (the aggregate rate referred to as the "Interest Rate"). The term "Prime Rate"
                                        -------------               ----------
shall mean the interest rate published each day in the Wall Street Journal as the "Prime Rate", the base rate on corporate loans posted by at least 75% of the thirty (30) largest banks organized under the laws of the United States of America or any state thereof. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

     Interval(s). An undivided fee simple ownership interest as tenants in common with all other Purchasers with respect to any Unit, with a right to use such Unit for one week annually, (or one week every other year in the case of any Biennial Interval(s)) together with all appurtenant rights and interests as more particularly described in the Timeshare Documentation.

     Land.  The real property more particularly identified on Exhibit A attached
                                                              ---------
hereto.

     Lien. Any mortgage, security interest, pledge, assignment or other interest in property securing an obligation owed to, or valid claim by, a Person other than the owner of such property, whether such interest arises in equity or is based on common law, statute, or contract.

     Lender.  CapitalSource Finance LLC, a Delaware limited liability company.

     Loan. The Seven Million and 00/100 Dollars ($7,000,000.00) loan described in this Agreement and evidenced by the Note.

     Loan Documents. Collectively, this Agreement, the Note, the Deed of Trust, the Guaranty, the Environmental Certificate, and any and all other agreements, documents, instruments and certificates delivered or contemplated to be delivered in connection with this Agreement, as such may be amended, renewed, extended, restated or supplemented from time to time.

     Loan Year. Each successive twelve (12) month period commencing on the making of the first Construction Advance hereunder.

     Mandatory Prepayment.  Any prepayment required by Section 2.6(b) of this
                                                       --------------
Agreement.

     Material Subcontractor.  Shall have the meaning ascribed to such term in
Schedule 4.1 hereof.
------------

     Material Subcontracts. Shall mean each subcontract executed by Borrower or a General Contractor with a Material Subcontractor.

     Maturity Date. March 11, 2005, or any earlier date on which the Loan shall be

LOAN AND SECURITY AGREEMENT - Page 7
---------------------------
required to be paid in full, whether by acceleration or otherwise.

     Maximum Loan Amount. Seven Million and 00/100 United States Dollars ($7,000,000.00).

     Note. The promissory note evidencing the Loan in the original principal amount of Seven Million and 00/100 Dollars ($7,000,000.00) executed and delivered by Borrower to Lender concurrently herewith, as same may from time to time be renewed, amended, restated, or replaced.

     Obligations. All present and future indebtedness, liabilities, obligations, and responsibilities, both financial and otherwise, to which Borrower is subject under any of the Loan Documents, whether direct or indirect, absolute or contingent, including but not limited to all amounts due or becoming due to Lender in respect of (i) the Loan or any of the Loan Documents, (ii) the Revolving Receivables Loan from Lender to Borrower, and (iii) any and all other indebtedness of Borrower to Lender now existing or hereafter arising, including principal, interest, prepayment premiums, contributions, taxes, insurance premiums, loan charges, custodial fees, attorneys' and paralegals' fees and expenses and other fees or expenses incurred by Lender (including attorneys' fees for Lender's in-house counsel based upon the amount Lender would pay if Lender were to obtain outside counsel) or advanced to or on behalf of Borrower by Lender, pursuant to any of the Loan Documents or in connection with Lender's enforcement of the prompt and complete payment and performance by Borrower and Guarantor of all indebtedness, liabilities, obligations, and responsibilities owed by Borrower, pursuant to this Agreement, any of the other Loan Documents, the Revolving Receivables Loan, or otherwise.

     Permitted Exceptions.  The exceptions to title listed on Exhibit B.
                                                              ---------

     Person. Natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof; provided, however, that when used in the
                                --------  -------
definition of "Affiliate" hereunder, the term "Person" shall not include natural persons.

     Plans. All plans and specifications for the development and construction of the Resort Improvements hereafter approved by Lender, together with all specifications and drawings in respect thereof and all modifications, amendments, additions, and supplements thereto made in accordance with the requirements of this Agreement. Said Plans, which shall be prepared by an Architect, shall indicate the location of the Resort Improvements, the configuration and dimensions of the Project and each Unit thereof, the means of access thereto, street lines, easements, the Common Elements, and other relevant details required under Applicable Laws.

     Prepayment Premium. The percentage set forth below multiplied by the amount prepaid, together with any other amounts due and owing to Lender hereunder (excluding interest) as of the date of such prepayment, payable in connection with a voluntary prepayment of the Loan in accordance with the provisions of
Section 2.6(a) of this Agreement:
--------------

LOAN AND SECURITY AGREEMENT - Page 8
---------------------------

          Loan Year               Percentage
          ---------               ----------
          First Loan Year         Two percent (2%)
          After First Loan Year   NONE

     Project. The acquisition of the Land, the construction of the Resort Improvements, the operation and management of the Resort Improvements, and the marketing and sale of Units and/or Intervals.

     Project Association.  Shall have the meaning ascribed to such term in
Section 6.2 hereof.
-----------

     Property. All of the Land, Resort Improvements and Units (including Intervals) owned by Borrower.

     Purchase and Sale Agreement. The agreement between Borrower, as the buyer, and Sebastian and Sandra Mary Sanders, as the seller, of the Resort dated January 10, 2002, as amended.

     Purchaser.  Any Person who purchases one or more Intervals in a Unit.

     Release. A partial release of the lien of the Deed of Trust regarding an Interval sold to a Purchaser in accordance with Section 2.7 hereof.
                                                -----------

     Release Price. With respect to each Interval sold, an amount per Interval hereafter determined by Lender to be sufficient to fully repay the Loan in full upon the sale from Borrower to Purchasers of not less than eighty-five percent (85%) of all Intervals. The Release Price for an Interval sold as a Biennial Interval shall be one-half of the Release Price.

     Resort. The real property and all improvements thereon and thereto acquired by Borrower or to be acquired by Borrower pursuant to the Purchase and Sale Agreement and commonly known as 158 Ida Avenue, Las Vegas, Nevada.

     Resort Improvements. All on-site and off-site improvements now or hereafter constructed on the Land (currently contemplated to include twenty-nine
(29) 2-bedroom Units and two (2) 1-bedroom Units), as approved by Lender hereunder, together with all FF&E and appurtenances now or later to be located on the Land and/or in such improvements.

     Retainage.   An amount equal to a minimum of ten percent (10%) of (a) the amounts due a General Contractor under a Construction Contract for Hard Costs of construction of the Resort Improvements (excluding costs of Stored Materials and other materials purchased directly by General Contractor for incorporation into the Resort Improvements); and/or (b) the amounts due to any subcontractor, materialman, or other Person under any and all subcontracts or other agreements entered into in connection with the construction of the Resort Improvements, which amount shall be held and disbursed in accordance with Section 4.2 hereof.
                                                            -----------

LOAN AND SECURITY AGREEMENT - Page 9
---------------------------

     Revolving Receivables Loan. The $20,000,000 loan from Lender to Borrower, as the same may be amended, modified, increased and extended hereafter.

     Revolving Receivables Loan Agreement. The Loan and Security Agreement executed by Borrower and Lender, dated as of August 8, 2001, as modified by the First Amendment to Loan and Security Agreement dated as of March 11, 2002, executed by Borrower, Lender and Guarantor, in respect of the Revolving Receivables Loan, as the same may be hereafter amended, modified or supplemented.

     Soft Costs. All costs of the Project, including interest, but excluding Hard Costs, as identified as Soft Costs in the Budget hereafter approved by Lender.

     Stored Materials. All building materials, furnishings and other items of construction work in the form of tangible property supplied for, or intended to be utilized in, the construction of the Resort Improvements, but which are not yet affixed to or incorporated into the Resort Improvements.

     Survey. An ALTA land survey of the Land prepared in accordance with the ALTA/ACSM 1988 Minimum Survey Requirements by a licensed surveyor and certified by the surveyor to Borrower, Lender and the Title Insurer.

     Timeshare Documentation. The declaration of covenants, conditions, and restrictions, master deed, or similar document, together with any amendments or restatements thereof, that establishes the underlying form of ownership of the Project recorded/or to be recorded in the real estate records where the Project is located for the purpose of creating a Timeshare Program, as it may be in effect from time to time, together with any other documents and instruments relating to the Project and/or the Units, Common Elements and Intervals, including but not limited to the marketing, sale, and financing of such Intervals.

     Timeshare Program. The program in which Purchasers may purchase Intervals; owners of Intervals have the right to use and enjoy their respective Intervals on a recurring basis; and owners of Intervals share the expenses associated with the operation and management of the Project and Intervals.

     Title Insurer. First American Title Insurance Company, its successors and assigns or such other title insurer as has been approved in writing by Lender.

     Title Insurance Policy.  Has the meaning ascribed to such term in Schedule
                                                                       --------
4.1 hereof.
---

     UCC. The Uniform Commercial Code as adopted and in force in the State of New York, the State of Nevada, and any other state, to the extent the same is Applicable Law, as the same may be amended from time to time.

     Unit. An apartment, condominium unit, or other structure that is affixed to real property and designed and available, pursuant to the Timeshare Documentation, for use and occupancy

LOAN AND SECURITY AGREEMENT - Page 10
---------------------------
as a vacation residence by one or more individuals, on a daily or weekly basis, together with all related Common Elements, easements, and other appurtenances thereto.

     Up-Front Equity. An amount payable by Borrower and Guarantor toward costs of the Project, in cash, equal to ten percent (10%) of the Approved Costs of the Project, which amount shall be payable by Borrower or Guarantor as follows: (i) $150,000 of such amount shall be paid to the Title Insurer and applied by the Title Insurer to pay costs incurred in connection with the acquisition of the Land and the closing of the Loan, and (ii) the remaining amount shall be paid by Borrower toward costs of the Project prior to the making by Lender of any Construction Advance hereunder.

                                   ARTICLE 2
                                   ---------

                                   THE LOAN
                                   --------

     2.1  Loan; Purpose.  Advances of up to $4,600,000 of the Loan shall be made
          -------------
by Lender to Borrower to finance the acquisition of the Land, the demolition of the Existing Improvements and the costs of construction of the Resort Improvements (including FF&E), as set forth in the Budget attached hereto as
Schedule 2.1, or as amended with Lender's consent, subject to the provisions
------------
contained in this Agreement and the other Loan Documents. No Advances in excess of $4,600,000 of the Loan will be made by Lender unless and until Lender has approved, in its sole and absolute discretion, the purpose for which Borrower proposes or intends to use such funds. In no event shall (i) the Loan at any time exceed the Maximum Loan Amount or (ii) an Advance be made after the Funding Term. In the event that the proceeds of the Loan and any other amounts required to be paid by Borrower hereunder are insufficient to pay all costs to which it is contemplated hereunder that such proceeds will be applied, or if the use of the Loan proceeds varies materially (as determined reasonably and in good faith by Lender) from the uses described herein, then Lender shall have no obligation to fund (or continue funding) the Loan or any portion thereof. The proceeds of the Loan will be disbursed by Lender solely for the purposes set forth in this Agreement.

     2.2  Budget; Approved Costs.  The Loan funds are allocated for the costs of
          ----------------------
the Project shown in the Budget. Lender shall not be required to make any Advance (a) for any cost or purpose not set forth in the Budget hereafter approved by Lender; or (b) for any line item in the Budget that, when added to all prior Advances for that line item, exceeds the lesser of (i) the actual cost incurred by Borrower for such line item, or (ii) the amount of Loan funds allocated in the Budget for that line item. Borrower shall (a) not reallocate Loan funds from one Budget line item to another or otherwise amend the Budget without the prior written consent of Lender; and (b) notify Lender promptly whenever Borrower becomes aware that the Budget is, or might be, inaccurate in any material respect.

     2.3  Term of Loan .  The Loan shall be for a term of thirty-six (36)
          -------------
months.

     2.4  Interest Rate.  The outstanding principal balance of all Advances
          -------------
together with all other outstanding obligations of Borrower arising hereunder or under the Loan Documents shall bear interest at the Interest Rate. After the occurrence of an Event of Default and after the

LOAN AND SECURITY AGREEMENT - Page 11
---------------------------

Maturity Date, the Loan will bear interest at the Default Rate.

     2.5  Payments.
          --------

          (a)  Monthly Interest Payments.  Commencing on the first day of the
               -------------------------
     month after the Initial Advance, Borrower shall pay interest computed at the Interest Rate in arrears on the first day of each month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

          (b)  Final Payment. The entire outstanding amount of the Obligations
               -------------
     shall be payable on the Maturity Date.

          (c)  Minimum Amortization. Beginning on the earliest to occur of (i)
               --------------------                   --------
     the commencement of the sale of Units, (ii) the completion of construction of the Resort Improvements, or (iii) October 1, 2003 ("Start Date"),
                                                            ----------
     Borrower shall make additional payments of principal in the amount of the Release Price applicable to each Interval sold, as and when such Intervals are sold to Purchasers. On each Test Date thereafter, Borrower shall make an additional payment to Lender equal to the positive difference, if any, between (i) the total of all Release Prices paid to Lender as of such Test Date, and (ii) the Minimum Amortization Amount payable as of such Test Date. As used herein, "Test Period" means the six (6) most-recent full
                             -----------
     calendar months preceding the applicable Test Date and the term "Test Date"
                                                                      ---------
     means last day of the sixth consecutive calendar month immediately following the Start Date and the last day of every consecutive sixth calendar month period thereafter during the term of the Loan; provided,
                                                                   --------
     however, that if less than 3 months remain between the 3/rd/ Test Date and
     -------
     the Maturity Date of the Loan, the 3/rd/ Test Date shall be deemed to be the Maturity Date, or if more than 3 months remain between the 3/rd/ Test Date and the Maturity Date of the Loan, then Lender shall have the right, at any time, to adjust the Test Date or the Minimum Amortization Amount to ensure that the Loan amortizes fully by the Maturity Date. As used herein, the term "Minimum Amortization Amount" means an amount equal to the
               ---------------------------
     following:

     Period                                  Minimum Amortization
     ------                                  --------------------
     Amount*
     ------

     Execution Date to 1/st/ Test Date       33% of Adjusted Committed Sum
     Execution Date to 2/nd/ Test Date       66% of Adjusted Committed Sum
     Execution Date to 3/rd/ Test Date       100% of Adjusted Committed Sum
     * Amounts shown are cumulative amounts payable to and including the noted Test Date

     2.6  Prepayments.
          -----------

          (a)  Voluntary Prepayments.  Prepayments of the Loan may be made in
               ---------------------
     whole, but not in part, upon thirty (30) days prior written notice to Lender at any time upon payment of the applicable Prepayment Premium (whether such prepayment results from voluntary payments by Borrower, acceleration, or otherwise); provided, however,
                                  --------  -------

LOAN AND SECURITY AGREEMENT - Page 12
---------------------------
     that no Prepayment Premium shall be payable as a result of any such payment pursuant to the release provisions set forth in Section 2.7 hereof.
                                                     -----------

          (b)  Mandatory Prepayments.  Subject to the terms of any Timeshare
               ---------------------
     Documentation hereafter approved by Lender, If Borrower receives any payment with respect to any insurance award or the condemnation or lease of the Collateral (other than rental payments and expense reimbursements) including, without limitation, lease termination, cancellation or similar fees, Borrower shall immediately prepay the principal balance of the Loan in an amount equal to such payment. No Prepayment Premium will be due with respect to any such prepayments. Any Mandatory Prepayment shall be accompanied by an amount equal to the interest accrued thereon to the date of receipt of such prepayment in collected funds.

     2.7  Releases of Collateral.    Provided that no Event of Default shall
          ----------------------
have occurred and be continuing, Lender agrees to release each Interval of a Unit to be conveyed to a prospective Purchaser and its appurtenant interests in the Common Elements from the Lien of the Deed of Trust, in accordance with and subject to all of the following terms, provisions and conditions:

          (a) Borrower shall request Releases in writing not less than five (5) Business Days prior to the date the Release is needed. Each request for Release shall be submitted no more frequently than four (4) times per calendar month.

          (b) Lender shall have received, with respect to each Interval to be released: (i) a Release prepared by Borrower at Borrower's expense in form and content satisfactory to Lender; (ii) a schedule containing a list of the Units and Intervals previously released by Lender and the Units and Intervals remaining to be released; and (iii) all other data reasonably necessary to support the Borrower's being entitled to the Release, including, without limitation, such other documents, certificates and assurances as Lender may reasonably request, together with the legal fees and disbursements of Lender's counsel incurred in connection with the issuance of each such Release.

          (c) At the time of request for Release, Borrower shall pay to Lender, in cash or immediately available funds, the Release Price for such Interval.

          (d) Releases of Intervals shall not affect or impair the Lien of the Deed of Trust (or the Liens created by the other Loan Documents) as to other Collateral not theretofore released, and said Liens shall continue in full force and effect as to the unreleased Collateral.

                                   ARTICLE 3
                                   ---------

                                  COLLATERAL
                                  ----------

     3.1  Grant of Security Interest.  To secure the payment and performance of
          --------------------------
the

LOAN AND SECURITY AGREEMENT - Page 13
---------------------------

Obligations, Borrower shall unconditionally and irrevocably assign, pledge and grant to Lender a first priority continuing Lien in and to the right, title and interest of Borrower in the Collateral.

     3.2  Financing Statements. Borrower agrees, at its own expense, to execute
          --------------------
UCC-1 and UCC-3 financing statements provided for by the UCC, together with any and all other appropriate instruments and documents, and to take such other action as may be required to perfect and to continue the perfection of Lender's first priority Liens in the Collateral. In addition, unless prohibited by Applicable Laws, Borrower hereby authorizes Lender to execute and file any such financing statements on Borrower's behalf.

     3.3  Location of Collateral. Except for FF&E that is replaced in the
          ----------------------
ordinary course of business, all tangible Collateral shall remain at all times at the Project and Borrower may not transfer or cause the transfer of any such Collateral from the Project without the prior written approval of Lender.

     3.4  Cross-Collateralization and Cross-Default. The Collateral shall secure
          -----------------------------------------
the payment and performance of the Obligations arising under this Agreement and the other Loan Documents, the Revolving Receivables Loan, and all Liens, pledges, assignments, mortgages, security interests, and collateral granted to or for the benefit of Lender pursuant thereto or any other related documents or instruments also shall secure the Revolving Receivables Loan. In addition, the Loan and the Revolving Receivables Loan shall be cross-defaulted such that any event of default with respect to the Revolving Receivables Loan shall constitute an Event of Default hereunder, and vice versa.

                                   ARTICLE 4
                                   ---------

                              ADVANCE PROCEDURES
                              ------------------

     4.1  Draw Requests. From time to time during the Funding Term, Borrower may
          -------------
submit to Lender a written request for an Advance hereunder (hereinafter sometimes called a "Draw Request") substantially in the form of Exhibit C
                    ------------                                ---------
attached hereto and incorporated herein by this reference. Provided that no Event of Default hereunder then exists, each Advance approved by Lender shall be made within ten (10) Business Days following the last to occur of Lender's receipt of the applicable Draw Request and all items required to be submitted to Lender hereunder, including but not limited to those items referenced in this
Article 4 (to the extent applicable).  At least ten (10) Business Days before
---------
the requested date of each Advance, Borrower shall deliver a Draw Request to Lender. Borrower shall be entitled to an Advance only in an amount approved by Lender in accordance with the terms of this Agreement. Lender shall not be required to make Advances more frequently than once each calendar month. Each Draw Request, and Borrower's acceptance of any Advance, shall be deemed to ratify and confirm that all representations and warranties in the Loan Documents remain true and correct as of the date of the Draw Request and the Advance, respectively.

     4.2  Amount of Advances; Retainage. Borrower shall disburse all Advances
          -----------------------------
made to Borrower, for payments of the Approved Costs of the Project incurred by Borrower through

LOAN AND SECURITY AGREEMENT - Page 14
---------------------------
the end of the period covered by such Draw Request, not to exceed the value of the work or material in place, less (1) Retainage; (2) all prior Advances; (3) the amount of any costs (A) not certified or verified in accordance with this Agreement, (B) covered by a previous Draw Request for which Lender has not received lien waivers and subordinations, evidence and verification required by this Agreement or copies of paid invoices, canceled checks, receipts or other proof of payment satisfactory to Lender, or (C) applicable to work that does not substantially comply with the Plans or the Loan Documents; and (4) any amount required to be withheld by the owner of the Property under Applicable Law. All Retainage shall be retained by Lender as a holdback until such time as the Resort Improvements have been one hundred percent (100%) completed in accordance with the Plans and all Applicable Laws, and all other conditions set forth in Exhibit D hereof have been fully satisfied Notwithstanding the foregoing, upon
---------
compliance with the requirements regarding Advances hereunder, Retainage previously withheld from prior Advances in respect of each subcontract executed by or on behalf of any General Contractor (each, a "Subcontract") shall be
                                                    -----------
released, at the request of Borrower, if the following conditions have been satisfied: (i) no less than 90 calendar days shall have elapsed since the date of substantial completion of all work under such Subcontract, (ii) Lender shall have received and approved all final lien waivers and other evidence of proof of payment satisfactory to Lender to establish that all subcontractors and materialmen performing work or providing materials in connection with such Subcontract have been paid, and (iii) Lender shall have received an endorsement to the Title Insurance Policy reflecting no liens or claims of liens have been filed against the Property and neither Lender nor Borrower shall have received a stop notice or other similar notice of non-payment in connection with such Subcontract.

     4.3  Advances for Stored Materials.  Advances will not be made for Stored
          -----------------------------
Materials unless (i) Borrower has good title to the Stored Materials and the Stored Materials are components in a form ready for incorporation into the Resort Improvements, (ii) the Stored Materials are in Borrower's possession and satisfactorily stored on the Land or in a bonded warehouse or at such other site as Lender may approve, (iii) the Stored Materials are protected and insured against theft and damage in a manner and amount satisfactory to Lender, (iv) the Stored Materials have been paid for in full or will be paid for with the proceeds of an Advance and all lien rights and claims of the supplier have been released or will be released upon payment with such proceeds, and (v) Lender has or will have upon payment with such proceeds a perfected, first priority security interest in the Stored Materials. Notwithstanding the foregoing, the aggregate amount of advances for Stored Materials that have not yet been incorporated into the Resort Improvements shall not exceed $100,000 unless otherwise approved by Lender.

          4.4  Conditions to the Initial Advance and Interim Advances.
               ------------------------------------------------------

          (a) Borrower and Lender acknowledge and agree that, notwithstanding anything to the contrary herein, Lender intends to make an initial Advance hereunder to be used by Borrower to pay (i) the fees and costs of Lender's attorneys (including up to $5,000 of Lender's inside counsel attorneys fees) in connection with the documentation of the Loan and the due diligence review of Borrower's deliveries; (ii) costs related to the acquisition of the Land approved by Lender, and (iii) all applicable title, filing and

LOAN AND SECURITY AGREEMENT - Page 15
---------------------------
     recording fees and other closing costs related to the closing of the Loan (including any required payment of the Commitment Fee or part thereof). Thereafter, subject to compliance by Borrower with the other provisions of this Agreement, Lender shall make additional Interim Advances to Borrower for the purpose of funding the costs of demolition of the Existing Improvements and the payment of interest on the Loan; provided, however,
                                                           --------  -------
     that the sum total of the Initial Advance and all Interim Advances shall not exceed $1,770,000. As conditions precedent to the Initial Advance hereunder, Borrower must have satisfied the conditions required under this Agreement, including all of those conditions set forth in Section 1 of
     Schedule 4.1 attached hereto.
     ------------

          (b) Lender shall have no obligation to make any Advance hereunder which would cause the sum total of the Initial Advance and all Interim Advances to exceed, in the aggregate, $1,770,000, unless and until Borrower shall have received and delivered to Lender (and Lender shall have approved) the documents, certificates, agreements and other items identified in Section 2 of Schedule 4.1attached hereto. IF BORROWER FAILS
                                 ------------
     TO SATISFY ANY OF THE CONDITIONS PRECEDENT TO FURTHER FUNDING SET FORTH IN
     SECTION 2 OF SCHEDULE 4.1 HEREOF ON OR BEFORE AUGUST 15, 2002, (i) BORROWER SHALL BE IN DEFAULT HEREUNDER, (ii) LENDER SHALL HAVE THE RIGHT TO TERMINATE, IMMEDIATELY, ITS OBLIGATION HEREUNDER TO MAKE FURHTER ADVANCES OF THE LOAN AND (iii) THE ENTIRE LOAN MAY, AT LENDER'S DISCRETION, BE DEEMED DUE AND PAYABLE IMMEDIATELY.

          (c) BORROWER RECOGNIZES THAT THE DELIVERY TO LENDER AND APPROVAL BY LENDER OF THE ITEMS MORE PARTICULARLY IDENTIFIED IN SECTION 2 OF SCHEDULE
     4.1 ATTACHED HERETO, AMONG OTHER THINGS, IS A CONDITION PRECEDENT TO LENDER'S OBLIGATION TO MAKE ANY ADVANCE FOR THE PAYMENT OF COSTS OF CONSTRUCTION OF THE RESORT IMPROVEMENTS OR OTHER BUDGETED COSTS OF THE PROJECT (OTHER THAN THOSE PAID BY THE INITIAL ADVANCE AND INTERIM ADVANCES), AND BORROWER AND GUARANTOR ASSUMES ALL RISK ASSOCIATED WITH THE TERMINATION OF LENDER'S OBLIGATIONS TO FUND ADVANCES IN RESPECT OF ANY COSTS RELATED TO THE CONSTRUCTION OF THE RESORT IMPROVEMENTS OR OTHER BUDGETED COSTS OF THE PROJECT (OTHER THAN THOSE PAID BY THE INITIAL ADVANCE AND INTERIM ADVANCES), OR ANY DELAYS IN FUNDING DUE TO BORROWER'S INABILITY (REGARDLESS OF THE REASONS THEREFOR, OTHER THAN THE NEGLIGENCE OR MISCONDUCT OF LENDER) TO SATISFY SUCH CONDITIONS PRECEDENT, AS AND WHEN REQUIRED BY THIS AGREEMENT.

LOAN AND SECURITY AGREEMENT - Page 16
---------------------------

     4.5  Conditions to All Advances.  As conditions precedent to each Advance
          --------------------------
made pursuant to a Draw Request, in addition to all other requirements contained in this Agreement, Borrower must satisfy the following conditions, and deliver to Lender evidence of such satisfaction:

          a. Borrower must have delivered to Lender a properly executed and completed Draw Request.

          b. No Event of Default or Incipient Event of Default shall then exist.

          c    Borrower shall have demonstrated to Lender's reasonable
     satisfaction that all of the Up-Front Equity has been contributed to the costs of the Project, as reflected in the final Budget for the Project hereafter approved by Lender.

          d. The representations and warranties made in the Loan Documents must be true and correct in all material aspects on and as of the date of each Advance and no event shall have occurred or condition or circumstance shall exist which, if known to Borrower, would render any such representation or warranty incorrect or misleading.

          e. Each Construction Contract or Material Subcontract for labor, materials, services and/or other work included in a Draw Request shall have been duly executed and delivered by all parties thereto and shall be effective, and Lender shall have received a true and complete copy of a fully executed copy of each such Construction Contract or Material Subcontract as Lender may have requested.

          f. No mechanic's or materialmen's lien or other encumbrance shall have been filed and remain in effect against the Property, and no stop notices shall have been served on Lender that have not been bonded by Borrower in a manner and amount satisfactory to Lender.

          g. The Title Insurance Policy shall have been endorsed and brought to date in a manner satisfactory to Lender to increase the coverage by the amount of each Advance through the date of each such Advance with no additional title change or exception not approved by Lender and Borrower shall have provided to the Title Insurer such items as the Title Insurer may require with respect to insuring the continuing priority of the Deed of Trust over any filed mechanics' or materialmen's liens.

          h. With respect to any Advance for Hard Costs, Lender shall have received an AIA Document G-702 and G-703 (1983 Edition) completed by the General Contractor and certified by the Architect ("Hard Cost Certificate")
                                                         ---------------------
     from the General Contractor and Borrower's Architect; and the Inspecting Engineer's observation report that verifies the progress of construction.

          i. As of the date of making such Advance, no event shall have occurred, nor shall any condition exist, that could have an adverse effect on the enforceability of

LOAN AND SECURITY AGREEMENT - Page 17
---------------------------
     the Loan Documents, be materially adverse to the financial condition of Borrower or Guarantor, impair the ability of Borrower or Guarantor to fulfill its or their material obligations under the Loan Documents, or otherwise have any adverse effect whatsoever on the Project.

          j. The Resort Improvements shall not have been damaged and not repaired and shall not be the subject of any pending or threatened condemnation or adverse zoning proceeding.

          k. Borrower shall have submitted copies of notarized partial lien waiver forms in form approved by Lender, executed by each contractor and each appropriate subcontractor, supplier and materialman, including, without limitation, from all parties sending statutory notices to contractors, notices to owners, or notices of nonpayment, specifying in such partial lien waivers the amount paid in consideration of such partial releases.

          l. Borrower shall have delivered to Lender such other information, documents legal opinions, schedules, affidavits, statements, invoices, bills and other supporting documentation and material required by this Agreement, necessary for the Inspecting Engineer to verify the progress of construction, or required by Lender to substantiate any of the matters necessary to qualify for the Advance.

          m. With respect to the first Advance after the laying of the foundation of each building or structure, Lender shall have received a foundation survey showing no encroachment of the Improvements on any boundary line, easement, building setback line or other restricted area and the Title Insurance Policy shall be endorsed to affirmatively insure against any encroachments of the foundation over any building or other setback lines.

     4.6  Final Advance for Resort Improvements.   The final Advance for the
          -------------------------------------
Resort Improvements (including Retainage) shall not be made until ninety (90) days after the date on which the Resort Improvements have been "completed," as defined by Applicable Law. In the case of each such Draw Request, Lender shall have received the following as additional conditions precedent to the requested
Advance:

          a. Certificates from the Architect and each General Contractor in form approved by Lender, certifying that the Resort Improvements (including any off-site improvements) have been completed in accordance with, and as completed comply with, the Plans and all Applicable Laws.

          b. Final affidavits and lien releases or waivers in form approved by Lender, from the Architect, each General Contractor and every other architect, engineer, and contractor who might be entitled to claim a contractual, statutory or constitutional lien against the Property, certifying that each of them and their subcontractors, laborers, and materialmen has been paid in full for all labor and materials for construction of the Resort Improvements.

LOAN AND SECURITY AGREEMENT - Page 18
---------------------------

          c. The Title Insurance Policy shall be endorsed to remove any exception for mechanics' or materialmen's liens or pending disbursements, with no additional title change or exception objectionable to Lender, and with such other endorsements required by Lender.

          d. Evidence satisfactory to Lender that all Applicable Laws have been satisfied, including receipt by Borrower of all necessary governmental licenses, certificates and permits (including certificates of occupancy) with respect to the completion, use, occupancy and operation of the Resort Improvements, together with evidence satisfactory to Lender that all such licenses, certificates, and permits are in full force and effect and have not been revoked, canceled or modified.

          e. A copy of a final as-built survey of the Resort Improvements satisfactory to Lender.

     4.7  Direct Advances.  Borrower hereby irrevocably authorizes Lender (but
          ---------------
Lender shall have no obligation) to (i) advance Loan funds directly to itself to pay interest due on the Loan, (ii) advance Loan funds directly to itself to pay fees payable to Lender as set forth in the Budget, and (iii) advance and directly apply the proceeds of any Advance to the satisfaction of any of the Obligations, even though Borrower did not include that amount in a Draw Request and/or no Event of Default exists. Each such direct Advance shall be added to the outstanding principal balance of the Loan and shall be secured by the Loan Documents. Unless Borrower pays such interest from other resources, Lender may advance Loan funds pursuant to this Section for interest payments as and when due. Nothing contained in this Agreement shall be construed to permit Borrower to defer payment of interest on the Loan beyond the date(s) due. The allocation of Loan funds in the Budget for interest shall not affect Borrower's absolute obligation to pay the same in accordance with the Loan Documents. Advances may also be made, in addition to other methods contemplated in this Agreement, from time to time at Lender's option, in whole or in part by direct or joint check payment to any or all Persons entitled to payment for construction work in connection with the Project or the Loan, or by having the proceeds thereof made available to the Title Insurer for disbursement. Lender shall not be required to segregate undisbursed funds in any manner for the purposes of this Agreement nor to supervise the proper application or distribution of funds to third parties.

     4.8  Conditions and Waivers.  All conditions precedent to the obligation of
          ----------------------
Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. Any requirement of this Agreement may be waived, in whole or in part, in a specific written waiver intended for that purpose and signed by Lender. Lender shall have the right to approve and verify the periodic progress of, costs incurred by Borrower for, and the estimated costs remaining to be incurred for the construction of the Resort Improvements. No Advance shall constitute a waiver of any condition precedent to any further Advance. No waiver by Lender of any condition precedent or obligation shall preclude Lender from requiring such condition or obligation to be met prior to making any other Advance.

LOAN AND SECURITY AGREEMENT - Page 19
---------------------------

                                   ARTICLE 5
                                   ---------

                    GENERAL REPRESENTATIONS AND WARRANTIES
                    --------------------------------------

     Borrower and Guarantor hereby severally represent and warrant to Lender as follows, which representations and warranties shall remain true throughout the term of this Agreement:

     5.1  Organization, Standing, Qualification. Borrower Existence.  Borrower
          ---------------------------------------------------------
is, and will remain at all times, a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, with its principal place of business at 4310 Paradise Road, Las Vegas, Nevada 89109. Guarantor is a corporation duly formed, validly existing and in good standing under the laws of the State of New York. Attached hereto as Schedule 5.1 is a correct and
                                              ------------
complete list of all Affiliates of Borrower and Guarantor.

     5.2  Authorization and Enforceability.
          --------------------------------

          (a)  Execution and Delivery.  The execution, delivery and performance
               ----------------------
     by Borrower and Guarantor of the Loan Documents has been duly authorized by all necessary corporate action of Borrower and Guarantor, and does not and will not (i) violate any provision of Borrower's or Guarantor's Articles of Incorporation or Bylaws or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Borrower or Guarantor is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Borrower or Guarantor other than Liens in favor of Lender; or (iii) result in a breach of, or constitute a default by Borrower or Guarantor under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which Borrower or Guarantor is a party or by which it or any of its assets are bound or affected.

          (b)  No Other Approvals.  No approval, authorization, order, license,
               ------------------
     permit, franchise or consent of, or registration, declaration, qualification or filing with, any governmental authority is required in connection with the execution, delivery and performance by Borrower or Guarantor of any of the Loan Documents, except for such filings as are contemplated by the Loan Documents.

          (c)  Validity of Documents.  The Loan Documents have been duly
               ---------------------
     authorized and, when duly executed and delivered by Borrower, will constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws now or hereafter in effect which relate to or affect the enforceability of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     5.3  Intentionally omitted.
          ---------------------

     5.4  Litigation and Proceedings.  There are no actions, suits, proceedings,
          --------------------------
orders or

LOAN AND SECURITY AGREEMENT - Page 20
---------------------------
injunctions pending or, to the best of Borrower's or Guarantor's knowledge, threatened against or affecting Borrower, Guarantor or the Land, at law or in equity, or before or by any governmental authority, which could have a material adverse effect on Borrower or Guarantor or the Project. Borrower has received no notice from any court or governmental authority alleging that Borrower has violated any applicable condominium act, any of the rules or regulations thereunder, or any other Applicable Laws.

     5.5  Licenses and Permits.  Borrower and Guarantor possesses all requisite
          --------------------
franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its business as now being conducted.

     5.6  Environmental Matters. Neither Borrower nor any Affiliate of Borrower
          ---------------------
or Guarantor have received notice from any governmental agency, entity or other person with regard to Hazardous Materials on or affecting any of the Existing Improvements.

     5.7  Full Disclosure.  No information, exhibit or written report furnished
          ---------------
by or on behalf of Borrower or Guarantor to Lender in connection with the Loan contains any material misstatement of fact or omits any material fact necessary to make the statement contained herein or therein not misleading. Borrower knows of no legal or contractual restriction which will prevent it from offering or selling Units to Purchasers.

     5.8  Margin Regulations.  The proceeds from the Loan to be evidenced by the
          ------------------
Note will be used to finance the Project. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds from the Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter 11.

     5.9  No Defaults.  No default exists, and there is no violation in any
          -----------
material respect of any term of any agreement, partnership agreement, charter instrument, bylaw or other instrument to which Borrower or Guarantor is a party or by which either may be bound. No default exists with regard to any obligations under the Purchase and Sale Agreement.

     5.10 Compliance with Applicable Laws.  Borrower:
          -------------------------------

          (a) is not in violation of any material Applicable Laws to which it is subject; and

          (b) has not failed, or will not fail, to make or cause to be made any registrations or declarations with any government or agency or department thereof, necessary to the ownership of the Project or to the conduct of its business including, without limitation, the operation of the Project and the sale, or offering for sale, of Units or Intervals therein; which violation or failure to obtain or register materially adversely affects the business, prospects, profits, properties or condition (financial or otherwise) of Borrower. Borrower has, to the extent required by its activities and businesses, fully

LOAN AND SECURITY AGREEMENT - Page 21
---------------------------
     complied with (i) all of the applicable provisions of (A) the Consumer Credit Protection Act, as amended; (B) the Federal Trade Commission Act, as amended; (C) the Federal Interstate Land Sales Full Disclosure Act, as amended; (D) any applicable condominium act; (E) all other applicable federal statutes; and (F) all rules and regulations promulgated under any of the foregoing; and (ii) all of the applicable provisions of any law of any state in which Borrower is selling Units (and the rules and regulations promulgated thereunder) relating to the sale, offering for sale or financing of Units or Intervals.

     5.11 Employee Benefit Plans.  Borrower and Guarantor each is in compliance
          ----------------------
in all material respects with all applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended from time to time (herein, the "IRC"), and all
                                                                 ---
other Applicable Laws and the regulations and interpretations thereof with respect to all Employee Benefit Plans. No material liability has been incurred by Borrower or Guarantor which remains unsatisfied for any funding obligation, taxes or penalties with respect to any Employee Benefit Plan.

     5.12 Representations as to the Land and Project.
          ------------------------------------------

          (a)  Access.  The Land has direct access to a publicly dedicated road.
               ------

          (b)  Utilities.  Electric, gas, sewer, water facilities and other
               ---------
     necessary utilities are lawfully available in sufficient capacity to service the Land and the contemplated Resort Improvements, including each of the Units to be constructed on the Land, and any easements necessary to the furnishing of such utility service have been obtained and duly recorded.

          (c)  Amenities; Common Elements.  All amenities and other Common
               --------------------------
     Elements described in the sales prospectus and the Disclosure Statement for the Timeshare Program and the Project shall be completed in accordance with the Plans. Each Purchaser of an Interval will have access to and the use of all of the amenities and other Common Elements of the Project as and to the extent provided in the Timeshare Documentation and the Disclosure Statement.

          (d)  Construction.  All costs arising from the construction of any of
               ------------
     the Resort Improvements and the purchase of any equipment, inventory, or furnishings located in or on each of the Units at the Project have been paid or will be paid in the ordinary course of business but no later than thirty (30) days after invoices for the work or equipment have been received by Borrower unless Borrower contests such payment in accordance with the requirements of Section 6.5 hereof.
                              -----------

          (e)  Sale of Intervals.  The sale, offering of sale, and financing of
               -----------------
     Intervals: (i) do not (and will not) constitute the sale, or the offering of sale, of securities subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law; and (ii) do not (and will not) violate any Applicable Law including, without limitation, any applicable timesharing law, statute, or regulation.

LOAN AND SECURITY AGREEMENT - Page 22
---------------------------

     5.13 Collateral.
          ----------

          (a)  Title.  Borrower has good and marketable title to the Collateral,
               -----
     free and clear of any lien, security interest, charge or encumbrance except for the security interest created by the Deed of Trust, this Agreement, or otherwise created in favor of Lender. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender.

          (b)  Power.  Borrower has the lawful right, power and authority to
               -----
     grant a security interest in the Collateral. The Deed of Trust, this Agreement and all filings and other actions necessary or desirable to perfect and protect such security interest, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

          (c)  Taxes and Liens.  Borrower has paid all taxes, levies and other
               ---------------
     charges upon the Collateral. Borrower shall defend Lender against and save it harmless from all claims of any Persons other than Lender with respect to the Collateral, and this indemnity shall include all attorneys' fees and legal expenses.

          (d)  Deed of Trust.  The Deed of Trust will, when recorded, constitute
               -------------
     a valid and enforceable first and prior Lien on the properties and interests covered thereby, including, but not limited to, the Land, the Resort Improvements, Units, Intervals, Common Elements, all improvements to same, and all FF&E of completed Units.

     5.14 Financial Statements and Business Condition. The financial statements
          -------------------------------------------
of Borrower and Guarantor fairly present the respective financial conditions and results of operations of Borrower and Guarantor, respectively, as of the date or dates thereof and for the periods covered thereby. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or Guarantor as of the dates of such financial statements that are not reflected therein or in the notes thereto that have not otherwise been disclosed to Lender in writing. Except for any such changes heretofore expressly disclosed in writing to Lender, there have been no material adverse changes in the respective financial conditions of Borrower or Guarantor from the financial conditions shown in their respective financial statements, nor have Borrower or Guarantor incurred any material liabilities, direct or indirect, fixed or contingent, that are not shown in their respective financial statements. Borrower and Guarantor are able to pay all of their respective debts as they become due, and Borrower and Guarantor, as the case may be, will maintain such solvent financial condition, giving effect to the Obligations, as long as Borrower or Guarantor are obligated to Lender under this Agreement or any of the other Loan Documents. Neither Borrower's nor Guarantor's obligations under this Agreement and the other Loan Documents will render Borrower or Guarantor unable to pay their respective debts as they become due.

     5.15 Tax Identification Numbers.  Borrower's and Guarantor's respective
          --------------------------
federal taxpayer identification numbers are as follows: Borrower: 88-0106662, and Guarantor: 13-5629885.

LOAN AND SECURITY AGREEMENT - Page 23
---------------------------

                                   ARTICLE 6
                                   ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any portion of the Obligations remains unpaid or unperformed or Lender is committed to make further Advances hereunder, Borrower and, as applicable, Guarantor agree with Lender as follows:

     6.1  Payment and Performance of Obligations. Borrower shall repay all of
          --------------------------------------
the Loan and all related amounts when and as the same become due and payable, and Borrower shall strictly observe and perform all of the Obligations, including, without limitation, all covenants, agreements, terms, conditions, and limitations contained in the Loan Documents, and will do all things necessary that are not prohibited by Applicable Law to prevent the occurrence of any Event of Default hereunder.

     6.2  Insurance.  Borrower agrees that:
          ---------

          (a) Policies.  The Project shall be kept insured with such general
              --------
     liability coverage and such other coverages acceptable to Lender, by carrier(s), in amounts and in form at all times satisfactory to Lender, which carrier(s), amounts and form shall not be changed without the prior written consent of Lender. During the construction of the Resort Improvements, Borrower shall obtain and maintain All-Risk Builder's Risk insurance in an amount equal to 100% of the replacement cost of the Resort Improvements, providing all-risk coverage on the Resort Improvements and Stored Materials, including collapse, damage resulting from error in design or faulty workmanship or materials, water damage, and permission to occupy, for the benefit of Borrower and Lender as named insured and/or loss payees. Upon completion of construction of the Resort Improvements, all required insurance may be maintained by the applicable owner's association for the Project (the "Project Association") as required by the Timeshare
                   -------------------
     Documentation, provided that in the event the Project Association fails to maintain any insurance required under this Section 6.2(a), then Borrower
                                                --------------
     shall be required to obtain and maintain such insurance. If and to the extent any of the Resort Improvements are located in a flood hazard area, Borrower shall obtain and maintain a federal flood insurance policy in amounts satisfactory to comply with the requirements of the National Flood Insurance Program applicable to federally-insured lending institutions.

          (b) Proofs of Claim.  In case of loss or damage or other casualty,
              ---------------
     Borrower shall give immediate written notice thereof to the insurance carrier(s) and to Lender. Lender is authorized and empowered, and Borrower hereby irrevocably appoints Lender as its attorney-in-fact (such appointment is coupled with an interest), at Lender's option, to make or file proofs of loss or damage and to settle and adjust any claim under insurance policies which insure against such risks, or to direct Borrower, in writing, to agree with the insurance carrier(s) on the amount to be paid in regard to such loss.

LOAN AND SECURITY AGREEMENT-Page 24
---------------------------

          (c)  Loss or Casualty.
               ----------------

               (i) Provided no Event of Default then exists and Borrower certifies as to same, the net insurance proceeds shall be made available for the restoration or repair of the Resort Improvements if
          (i) in Lender's reasonable judgment: (A) restoration or repair and the continued operation of the Resort Improvements is economically feasible; (B) the value of Lender's security is not reduced; and (C) the casualty loss is $250,000 or less; and (ii) the loss does not occur in the six (6) month period preceding the Maturity Date and Lender's Inspecting Engineer certifies that the restoration of the Resort Improvements can be completed at least ninety (90) days prior to the Maturity Date. Borrower shall pay all amounts, in addition to the net insurance proceeds, necessary to pay in full the cost of the restoration or repair and shall deposit such amount with Lender (or, if pursuant to the Timeshare Documentation a trustee shall otherwise be appointed for such purpose, such trustee), all in the discretion of Lender.

               (ii) Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved (x) all plans and specifications for any proposed repair or restoration; (y) the construction schedule; and (z) the architect's and general contractor's contracts for restoration exceeding $250,000. Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all Liens by reason thereof, and in compliance with all Applicable Laws. At Lender's option, the net insurance proceeds shall be disbursed subject to the requirements of the Timeshare Documentation. If an Event of Default then exists, or any of the conditions set forth in this subsection have not been met or satisfied, the net insurance proceeds shall be applied to the Loan in such order and manner as Lender may elect, whether or not due and payable, with any excess paid to Borrower.

     6.3  Casualty and Condemnation. The proceeds of any award, payment or claim
          -------------------------
for damages, direct or consequential, in connection with any condemnation or other taking of any of the Collateral or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender.
Lender is authorized (but is under no obligation) to collect any such proceeds. Lender shall apply the net proceeds of any such condemnation award (after deduction of Lender's reasonable costs and expenses, if any, in collecting the same) subject to the requirements of the Timeshare Documentation. Notwithstanding anything to the contrary contained herein, for so long as any part of the Project is subject to the Timeshare Documentation, any and all awards and payment received by Lender arising from any condemnation or conveyances in lieu thereof relating to the Project shall be delivered and paid out by Lender (or, if pursuant to the Timeshare Documentation a trustee shall otherwise be appointed for such purpose, such trustee), to be distributed and used in accordance with the provisions of the Timeshare Documentation.

LOAN AND SECURITY AGREEMENT-Page 25
---------------------------

     6.4  Financial Covenants.
          -------------------

          (a) Minimum Liquidity. Borrower agrees that during the term of the
              -----------------
     Loan, as of any date, Borrower shall maintain minimum liquidity of $5,000,000 which shall be defined for purposes of this Agreement as unrestricted cash, plus unpledged Eligible Note Receivables. As used herein, the term "Eligible Note Receivables" shall have the meaning
                       -------------------------
     assigned to such term in the Revolving Receivables Loan Agreement.

          (b) Leverage.  As of the last day of each fiscal quarter of Borrower
              --------
     and for so long as the Loan is outstanding or the Lender is obligated to make Advances, Borrower and Guarantor each agree to maintain a Adjusted Liabilities to Adjusted Net Worth ratio of 4.5:1, as shown on the balance sheet of Borrower and Guarantor prepared in accordance with GAAP.

          (c) Interest Coverage.  As of the last day of each fiscal quarter of
              -----------------
     Borrower and for so long as Loan is outstanding or the Lender is obligated to made Advances, Borrower agrees to maintain a ratio of EBITDA to Net Total Interest Expense of not less than 1.0:1.

          (d) Net Worth.  Borrower agrees to maintain a minimum net worth,
              ---------
     determined in accordance with GAAP, of Twenty-Seven Million Five Hundred Thousand and 00/100 Dollars ($27,500,000.00) at all times during which the Loan is outstanding, or Lender is obligated to make Advances hereunder.

          (e) Defined Terms.  For purposes of this Agreement, the following
              -------------
     shall have the meaning ascribed to the same below:

          "Adjusted Liabilities" means, as of any date of determination and
           --------------------
     without duplication, all current liabilities of Borrower, as determined in accordance with GAAP, less all Subordinated Debt owed (but not paid) by
                           ----
     Borrower to its parent corporation.

          "Adjusted Net Worth" means, as of any date of determination and
           ------------------
     without duplication, total assets of Borrower minus total liabilities of Borrower, as determined in accordance with GAAP, plus all Subordinated Debt
                                                      ----
     payable (but not paid) from Borrower's parent corporation to Borrower (to the extent not already included in the calculation of Borrower's assets).

          "Debt" means, with respect to any Person, without duplication, (a) all
           ----
     obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (e) all obligations secured by any Lien on any property or asset owned by such Person (other than accounts payable arising in the ordinary course of business), whether or not the obligation secured thereby shall have been assumed

LOAN AND SECURITY AGREEMENT-Page 26
---------------------------

     (provided that, unless such obligations shall have been assumed, for purposes of this definition the amount of such Debt at any time shall be deemed to equal the fair market value of such property or asset at such time), and (f) any guaranty of such Person of any obligation of another Person constituting obligations of a type set forth above.

          "EBITDA" means, as of the last day of any fiscal quarter of the
           ------
     Borrower, Net Income (as defined below) for the twelve (12) month period ending on such last day, plus all amounts deducted in the computation of such Net Income on account of (a) depreciation expense and amortization expense for Intangible Assets; (b) income taxes; (c) all non-cash charges in respect of pension and retiree benefit expense; and (d) interest expense (including imputed interest in respect of leases capitalized in accordance with GAAP [both current and long-term portions of such imputed interest expense], amortization of debt discount and the current and long-term portion of interest expense for all long-term indebtedness of Borrower) (such amounts of interest are referred to herein as "Total Interest
                                                          --------------
     Expense").
     -------

          "Intangible Assets" means, as of any fiscal quarterly determination
           -----------------
     date for this covenant, the amount of intangible assets of Borrower, determined in conformity with GAAP, including, without limitation, goodwill, patents, trademarks, tradenames, copyrights, licenses, organizational costs, deferred amounts, prepaid expenses, covenants not to compete, franchises, unearned income, and restricted funds.

          "Net Income" means, with respect to any period, the net income of the
           ----------
     Borrower for such period determined in accordance with GAAP without giving effect to extraordinary gains or losses or gains or losses arising from sales of assets other than inventory sold in the ordinary course of business.

          "Subordinated Debt" means any Debt of any Person having maturities and
           -----------------
     terms, and which is subordinated to payment of the Obligations in a manner approved in writing by Lender.

          "Subordinated Interest Expense" means, with respect to any period, the
           -----------------------------
     interest expense accrued for such period in respect of Subordinated Debt.

          "Net Total Interest Expense" means, for any period, Total Interest
           --------------------------
     Expense for such period minus Subordinated Interest Expense for such period.

     6.5  Claims and Liens.  The Collateral is and shall remain free of all
          ----------------
Liens whatsoever (including, without limitation, claims for labor, services, materials and supplies) except for the Permitted Exceptions. In the event any Lien attaches to any Collateral, Borrower shall, within thirty (30) days after such attachment, either (i) cause such Lien to be released of record, or (ii) provide Lender with a bond in accordance with the Applicable Laws of the state where the subject Collateral is located, issued by a corporate surety acceptable to Lender, in an amount acceptable to Lender and in form acceptable to Lender and in form otherwise acceptable to the Title Insurer to "insure around" such Lien by endorsement to the Title Insurance Policy.

LOAN AND SECURITY AGREEMENT-Page 27
---------------------------

     6.6  Title.  Borrower shall promptly notify Lender of any claim, action or
          -----
proceeding affecting title to the Collateral, or any part thereof, or any of the security interests granted hereunder, and, at the request of Lender, appear in and defend, at Borrower's expense, any such claim, action or proceeding.

     6.7  Subordinated Obligations.  Borrower will not, directly or indirectly,
          ------------------------
(i) permit any payment to be made in respect of any indebtedness, liabilities or obligations, direct or contingent, which are subordinated by the terms thereof or by separate instrument to the payment of principal of, and interest on, the Note except in accordance with the terms of such subordination, (ii) permit the amendment, rescission or other modification of any such subordination provisions of any of Borrower's subordinated obligations in such a manner as to affect adversely Lender's lien or the prior position of the Note, or (iii) permit the prepayment or redemption, except for mandatory prepayments, of all or any part of any subordinated obligations of Borrower except in accordance with the terms any intercreditor agreement.

     6.8  Further Assurances.  Borrower will execute and deliver, or cause to be
          ------------------
executed and delivered, such other and further agreements, documents, instruments, certificates and assurances as, in the judgment of Lender exercised in good faith may be necessary or appropriate to more effectively evidence or secure the Obligations and to ensure the performance of the terms and provisions of the Loan Documents. In addition, Borrower shall deliver to Lender from time to time upon each request by Lender such documents, instruments or other matters or items as Lender may require to evidence Borrower's compliance with its representations, warranties and covenants.

     6.9  Affirmative Covenants in Other Documents.  Borrower shall duly and
          ----------------------------------------
promptly comply with and perform, or cause to be complied with and performed, all of the affirmative covenants set forth (a) in the Deed of Trust or in any other Loan Document, (b) in any document or instrument evidencing, securing, or executed in connection with the Revolving Receivables Loan, or (c) in any other document or instrument evidencing, securing, or executed in connection with any other Obligations.

     6.10 Payment of Taxes.  Borrower agrees to use its best efforts to cause to
          ----------------
be paid, when due, all taxes and assessments of any kind imposed on or with respect to the Loan or any of the Loan Documents or the Collateral. Borrower shall immediately notify Lender in writing of any failure to timely pay all taxes and assessments due. In the event that Lender determines (through notice from Borrower or otherwise) that any such taxes or assessments have not been paid when due, Borrower shall have thirty (30) days from receipt of a written request for payment from Lender to cause the required taxes to be paid. If such required taxes (and any applicable late charges, etc.) are not paid within such thirty (30) day period, Lender may, in its sole discretion, without any obligation to do so, choose to pay such taxes on behalf of Borrower, in which case Borrower shall pay Lender interest at the Default Rate on any amounts so advanced from the date advanced by Lender until repaid by Borrower. In the event Lender elects not to pay the required taxes and the required taxes are not paid as set forth above, such failure shall constitute an Event of Default hereunder.

LOAN AND SECURITY AGREEMENT-Page 28
---------------------------

     6.11 Inspection of Records.  Borrower and Guarantor shall, at any time and
          ---------------------
from time to time, upon reasonable notice and at the expense of Borrower, permit Lender or its agents or representatives to inspect any the financial or operating records relating to the Project, or any of Borrower's or Guarantor's assets, including but not limited to all documents, bank statements, and other records within Borrower's and Guarantor's possession, custody, or control, and to examine and make copies and abstracts thereof; and to discuss its affairs, finances and accounts with any of its officers, employees, Affiliates, contractors or independent certified public accountants (and by this provision, Borrower and Guarantor authorize said accountants to discuss with Lender, its agents or representatives, the affairs, finances, and accounts of Borrower and Guarantor). Lender agrees to use reasonable efforts not to interfere unreasonably with Borrower's or Guarantor's business operations in connection with any such inspections. Without limiting Section 10.3 hereof, for up to two
                                             ------------
(2) such inspections per year and for any inspections made after an Event of Default, Borrower agrees to pay, on demand, all of Lender's reasonable expenses to conduct such inspections; provided, however, that except with respect to any
                             --------  -------
audits conducted after an Event of Default hereunder, Borrower shall not be required to pay in excess of $7,500 in any calendar year for audits performed during such year.

     6.12 Reporting Requirements. For so long as any of the Obligations remain
          ----------------------
unsatisfied, Borrower and Guarantor shall furnish (or cause to be furnished, as the case may be) to Lender, certified in writing by Borrower and Guarantor as true and correct, the following:

          (a)  Sales and Inventory Reports.  Upon completion of construction of
               ---------------------------
     the Resort Improvements and within fifteen (15) days after the end of each month thereafter, a monthly report showing all sales and cancellations of sales of Intervals, in form and content satisfactory to Lender; and within thirty (30) days after the end of each calendar year, an annual sales and inventory report for the Project detailing the sales of all Intervals during such calendar year and the available inventory of Units and Intervals, certified by Borrower to be true, correct and complete and otherwise in the form approved by Lender.

          (b)  Monthly Financial Reports.  Within forty-five (45) days after the
               -------------------------
     end of each month, unaudited financial statements of Borrower, Guarantor the Project Association, if any, certified by the chief financial officer of the subject thereof.

          (c)  Year-End Financial Reports.  As soon as available and in any
               --------------------------
     event within one hundred and twenty (120) days after the end of each calendar year: (i) the balance sheet[s] of Borrower, Guarantor and, upon completion of the Resort Improvements, the Project Association, as of the end of such year and the related statements of income and cash flow for such calendar year; (ii) a schedule of all outstanding indebtedness of Borrower and Guarantor describing in reasonable detail each such debt or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt or loan; and (iii) with respect to the financial statements of Borrower, Guarantor and the Project Association, copies of reports from a firm of independent certified public accountants selected by Borrower, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly the financial position of Borrower,

LOAN AND SECURITY AGREEMENT-Page 29
---------------------------

     Guarantor and the Project Association as of the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with GAAP.

          (d)  Audit Reports.  Promptly upon receipt thereof, one (1) copy of
               -------------
     each other report submitted to Borrower or Guarantor by independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower or Guarantor.

          (e)  Other Reports.  Such other reports, statements, notices or
               -------------
     written communications relating to the Borrower, Guarantor, the Project Association, or the Project as Lender may require in its reasonable discretion.

          (f)  SEC Reports.  Promptly upon their becoming available one (1) copy
               -----------
     of each financial statement, report, notice or proxy statement sent by Guarantor to security holders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Guarantor with, or received by Guarantor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency.

          (g)  Notice of Default or Event of Default.  Promptly upon becoming
               -------------------------------------
     aware of the existence of any condition or event that constitutes an Event of Default hereunder or any of the other Loan Documents, a written notice specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto.

          (h)  Notice of Claimed Default.  Promptly upon becoming aware that the
               -------------------------
     holder of any material obligation of Borrower or Guarantor has given notice or taken any other action with respect to a claimed default or event of default with respect thereto, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrower or Guarantor is taking or proposes to take with respect thereto.

          (i)  Material Adverse Developments.  Promptly upon becoming aware of
               -----------------------------
     any pending or threatened claim, action, proceeding, litigation, development, or any other information that could materially and adversely affect Borrower, Guarantor, or all or any portion of the Collateral, including but not limited to the ability of Borrower to perform its Obligations hereunder, Borrower shall provide Lender with telephonic notice thereof, immediately followed by telecopied and mailed written confirmation, specifying the nature of such development or information and the anticipated effect thereof.

          (j)  Other Information.  Borrower shall promptly deliver to Lender any
               -----------------
     other available information related to the Loan, the Collateral, Borrower, Guarantor, and the Project, as Lender may in good faith request.

LOAN AND SECURITY AGREEMENT-Page 30
---------------------------

     6.13 Records. Borrower shall keep adequate records and books of account
          -------
reflecting all financial transactions of Borrower, including sales of Intervals, in which complete entries will be made in accordance with GAAP.

     6.14 Construction Covenants. Borrower and Guarantor hereby covenant and
          ----------------------
agree with Lender as follows:

          (a) Construction Contract and Subcontracts.  With respect to each
              --------------------------------------
     Construction Contract, Borrower shall not: (i) take any action that could result in a default under the terms of the Construction Contract; (ii) waive any of the General Contractor's obligations thereunder; (iii) take any action that could relieve the General Contractor from its obligations to construct the Resort Improvements according to the Plans and Construction Schedule; or (iv) consent to any amendment, other than change orders as may be permitted hereunder and under the Construction Contract, without Lender's prior written approval. With respect to any applicable subcontracts, Borrower agrees not to: (1) take any action that could result in any material default under the terms of the subcontracts; (2) waive any subcontractor's material obligations thereunder; (3) take any action that could relieve any subcontractor of its obligations to construct the Resort Improvements according to the Plans and Construction Schedule; or (4) consent to any material amendments, other than change orders permitted by this Agreement or as Lender may approve in writing, to any of the subcontracts without Lender's prior written consent.

          (b) Additional Equity.  Lender reserves the right to require, at any
              -----------------
     time and from time to time, at Borrower's expense, a construction cost analysis by an expert in the construction cost field selected by Lender. Any such construction cost analysis shall be delivered to Lender promptly upon its completion. If Lender reasonably estimates, at any time and from time to time, that the amount necessary to assure final completion of construction of any of the Resort Improvements in accordance with the Plans and all Applicable Laws, including but not limited to interest and other soft or non-construction budget items during the term of the Loan, exceeds the amount of the undisbursed proceeds of the Loan plus the total amount of all Up-Front Equity or other equity funds contributed by Borrower with respect to such Resort Improvements, then the party making such determination shall so notify the other parties hereto in writing, whereupon Lender shall have the option of requiring Borrower (i) to immediately deposit with Lender, to be held by Lender in a non-interest bearing, non-escrow account, the amount of any such difference, in cash, which amount shall be disbursed and applied toward the costs set forth in the Budget prior to any further Advance by Lender in respect of the Loan; or (ii) to expend the amount of any such difference for items included in the Budget, with satisfactory evidence of such expenditure being provided to Lender prior to any Advance by Lender in respect of the Loan. Lender shall be assured at all times, to its complete satisfaction, that the undisbursed proceeds of the Loan are sufficient to complete the Resort Improvements in accordance with the Plans and all Applicable Laws. Lender reserves the right of continual verification of adequate contributions by Borrower of the Up-Front Equity, to the extent required hereby. Each such deposit shall

LOAN AND SECURITY AGREEMENT-Page 31
---------------------------
     be expended before any or any other Advances of the Loan in respect thereof shall be made, and such deposit shall be advanced as construction progresses.

          (c)  Commencement and Completion of Construction.  Borrower shall
               -------------------------------------------
     diligently pursue the construction of the Resort Improvements to completion utilizing good workmanship and quality materials. Quality of construction is of the essence, and each Draw Request shall be subject to verification by Lender of the satisfactory quality and completion of work in place. Borrower shall supply such sums of money and performs such duties as may be necessary to complete the construction of the Resort Improvements pursuant to the Plans and in full compliance with all terms and conditions of the Loan Documents and all Applicable Laws, all of which shall be accomplished prior to the Completion Date, and without any Lien, claim, or assessment (actual or contingent) asserted against all or any portion of the Collateral for any material, labor, or other items furnished in connection therewith, and all in full compliance with all applicable construction, use, building, zoning, and other Applicable Laws. Borrower shall provide to Lender evidence of satisfactory compliance with all of such requirements upon request therefor by Lender and shall provide Lender with true and correct copies of all certificates of occupancy issued by Clark County, Nevada or other applicable governmental entities immediately upon the issuance thereof. Completion of construction shall include but not be limited to grading, landscaping, adequate sewer, water, electrical, gas, telephone and other utility facilities, completed streets, sidewalks, drainage and curbs, both on-site and off-site, public and private. The construction and development of the Resort Improvements described herein shall be completed in accordance with the Construction Schedule.

     "Substantial Completion" shall be deemed to have occurred when Borrower has
     -----------------------
     obtained a certificate of completion issued by the Architect (or if more than one Architect has been engaged by Borrower, by the primary, supervising Architect for the Project) and General Contractor and approved by Lender stating that the Resort Improvements are substantially complete, subject only to a "punch list" designating any minor incomplete work or other performance remaining to be done under the Construction Contract to accomplish final completion of the Resort Improvements (hereinafter defined) and stating the amounts necessary to accomplish final completion of the Resort Improvements.

          (d)  Right of Lender to Inspect Project and Review Plans.  Lender, at
               ---------------------------------------------------
     any reasonable time and from time to time, shall be entitled to enter upon the Land and to inspect the Resort Improvements and all materials to be used in the construction thereof, and Borrower shall cooperate and use its good faith commercially reasonable efforts to cause each General Contractor to cooperate with Lender during such inspections (including making available to Lender working copies of the Plans, together with all related supplementary materials); provided, however, that this provision shall not
                               --------  -------
     be deemed to impose upon Lender any obligation to undertake such inspections. Borrower acknowledges that Lender may retain a licensed architect or engineer satisfactory to Lender (the "Inspecting Engineer"),
                                                        -------------------
     at Borrower's sole cost and expense, for the purpose of performing inspections as work progresses, certifying that each Draw Request is not in excess of the work completed, less Retainage, certifying that the committed and undisbursed Loan proceeds are sufficient to complete the Resort Improvements, and

LOAN AND SECURITY AGREEMENT-Page 32
---------------------------
     covering such other matters as Lender shall reasonably require. Any such inspections shall be for Lender's sole benefit and shall not be relied upon by any other Person. In accordance with the provisions hereof, the services to be performed by Inspecting Engineer may include but not be limited to
     (i) a review of the Plans, any and all Construction Contracts and subcontracts, any and all other documents in the possession or control of Borrower or a General Contractor relating to the construction of Resort Improvements and all proposed changes to them; (ii) an analysis of the foregoing to ensure conformity of the Resort Improvements with the approved Plans and all Applicable Laws; and (iii) approval of Draw Requests in respect of the Loan.

          (e)  Changes to Plans.  Without Lender's prior written consent,
               ----------------
     Borrower shall not change or modify the Plans, agree to any change order, or allow any extras to any contractor, except that Borrower may make or allow such changes or extras without Lender's prior consent if: (i) Borrower notifies Lender in writing in advance of the change or extra with appropriate supporting documentation and information; (ii) Borrower obtains the approval of all applicable contractors, the Architect, and all sureties and insurers whose approval is required; (iii) the structural integrity, quality and standard of workmanship of the Resort Improvements is not materially impaired or diminished; (iv) no substantial change in architectural appearance is effected; (v) no Event of Default or Incipient Event of Default and no default in any obligation to any other Person or violation of any Laws would result from such change or extra; (vi) to the extent that such change will result in an increase in the costs of the Project not reflected in the Budget, Borrower takes appropriate action under Section 6.14(b) above to provide additional equity funds (in addition
           ---------------
     to the Up-Front Equity) to pay for such increased costs; (vii) the increase or reduction in cost resulting from any single change or extra does not exceed $25,000 and the aggregate amount of all such increases and/or reductions does not exceed $50,000; and (viii) completion of the Resort Improvements by the Completion Date will not be affected or delayed.

          (f)  Notification of Claims by Subcontractors and Materialmen.
               --------------------------------------------------------
     Borrower shall advise Lender promptly in writing if Borrower receives any notice, written or oral, of any claim filed or asserted by any laborer, subcontractor, or materialman in connection with any labor or materials furnished in the construction of the Resort Improvements.

          (g)  Demolition of Existing Improvements.  Borrower shall cause the
               -----------------------------------
     Existing Improvements to be demolished and all debris removed from the Land in compliance with all Applicable Laws, including Environmental Laws. To the extent the Existing Improvements contain friable asbestos or other Hazardous Materials, Borrower shall engage a licensed abatement contractor to remove the same in strict compliance with Applicable Laws and Environmental Laws.

          (h)  Up-Front Equity.  Borrower agrees that Borrower or Guarantor will
               ---------------
     contribute an amount of equity proceeds equal to not less than ten percent (10%) of the total Approved Costs of the Project.

LOAN AND SECURITY AGREEMENT-Page 33
---------------------------

     6.15 Timeshare Documentation; Compliance with Applicable Laws.Borrower
          --------------------------------------------------------
shall comply in all material respects with any requirements of the Federal Trade Commission ("FTC") in whatever form including Gramm-Leach-Bliley Act and the
             ---
Telemarketing Laws and rules promulgated by the FTC and the various state governments.

     6.16 Environmental Matters .Borrower will comply, and will cause the Project to comply, in all material respects with all applicable Environmental Laws. Borrower will not cause, commit, permit or allow to continue (i) any violation of any Environmental Law by (A) Borrower or any contractor or subcontractor, or (B) by or with respect to the Project or any use of or condition or activity on the Land, or (ii) the attachment of any environmental lien to the Land. Borrower will not place, install, dispose of or release, or cause, permit, or allow the placing, installation, disposal, spilling, leaking, dumping or release of, any Hazardous Material or storage tank (or similar vessel) on the Land and will keep the Project free of Hazardous Material. If any Hazardous Material is discovered on the Property at any time and regardless of the cause, Borrower shall promptly at Borrower's sole risk and expense remove, treat, and dispose of the Hazardous Material in compliance with all applicable Environmental Laws and solely under Borrower's name (or if removal is prohibited by any Environmental Laws, take whatever action is required by any Environmental Law), in addition to taking such other action as is necessary to have the full use and benefit of the Property as contemplated by the Loan Documents, and provide Lender with satisfactory evidence thereof.

     6.17 First Right for Receivables Financing . Subject to the terms and conditions of this paragraph, Borrower hereby agrees that Lender shall have an exclusive right to provide timeshare receivables financing for the Project and each Unit thereof, on the same terms as set forth in the Revolving Receivables Loan and for an amount not to exceed $20,000,000. Borrower agrees that it will not solicit any financing proposals until such time as it has requested or obtained from Lender recognition in writing that Lender has advanced at least $20,000,000 in respect of the Revolving Receivables Loan or that Borrower has no more availability for further funding under the Revolving Receivables Loan. Therefore, Borrower will not solicit proposals or commitments for such receivables financing from other lenders without first requesting a proposal or commitment from Lender. Borrower will permit Lender to provide such receivables financing so long as Lender's proposal or commitment for the same is based on the same terms as set forth in the Revolving Receivables Loan. If Lender is unable or unwilling for any reason to provide such receivables financing on such terms, Borrower may solicit proposals or commitments from other lenders. If Borrower wishes to have a third party process an application from it for such receivables financing (including a purchase of receivables) or any such entity wishes to accept a third party's financing proposal or a third party's commitment for such receivables financing, Borrower must give Lender notice of its desire to do so, together with (a) a written copy of the application for the subject financing or a copy of the commitment for the subject financing from the third party lender, as the case may be; and (b) all information and other materials delivered to such prospective lender in connection with the proposed financing. The term "financing proposal" means a proposal made by a third party to provide financing, which proposal is an expression of intent by a third party to further consider providing financing and must be accepted by the offeree as a condition precedent to the third party's further consideration to providing the financing, but does not constitute a firm and binding offer to provide financing; and the term "commitment" means a

LOAN AND SECURITY AGREEMENT-Page 34
---------------------------
firm and binding offer by a third party to provide financing, subject only to approval by Borrower and the completion of due diligence and closing conditions which do not involve further approval of the type or amount of investment or the type or quantity of collateral or credit enhancements by the third party's credit approval authorities. Lender shall have twenty (20) days from receipt of the required written notice with regard to the subject financing and the items required to be given to it with such written notice (a) to issue a financing proposal to extend financing to the entity securing such financing upon terms financially equivalent to the terms of the loan or credit agreement governing the Revolving Receivables Loan or the third party offer (in Lender's sole discretion); or (b) to refuse to do so. Issuance of such a conditional financing proposal in a timely manner shall constitute adequate exercise (albeit conditional) of Lender's right of first refusal. Failure to issue such a conditional financing proposal in a timely manner shall be deemed to be an election by Lender to refuse to make the newly requested financing. Lender's election not to make any newly requested financing shall not be deemed a waiver of any of the terms and conditions of the Loan Documents.


                                   ARTICLE 7
                                   ---------

                              NEGATIVE COVENANTS
                              ------------------

     So long as any portion of the Obligations remains unpaid or unperformed or Lender is committed to make further Advances hereunder, unless Lender otherwise consents in writing, Borrower and, as applicable, Guarantor hereby covenants and agrees with Lender as follows:

     7.1  Negative Covenants in Other Documents.  Borrower shall not violate or
          -------------------------------------
permit to be violated any of the negative covenants set forth (a) in the Deed of Trust or in any other Loan Document, (b) in any document or instrument evidencing, securing, or executed in connection with the Revolving Receivables Loan, or (c) in any other document or instrument evidencing, securing, or executed in connection with any other Obligations.

     7.2  Use of Lender Name.  Borrower shall not, and shall not permit any
          ------------------
Affiliate to, without the prior written consent of Lender, use the name of Lender or the name of any affiliates of Lender in connection with any of their respective businesses or activities, except in connection with internal business matters, administration of the Loan and as required in dealings with governmental agencies.

     7.3  Restrictions on Transfers. Borrower shall not, without obtaining the
          -------------------------
prior written consent of Lender, which may be granted or withheld in Lender's sole discretion, (a) transfer, sell, pledge, convey, assign or encumber all or any portion of the Resort Improvements or the Collateral (or contract to do any of the foregoing, including securitizations, options to purchase and so called "installment sales contracts") except sales of Intervals to Purchasers in arms-length transactions; (b) permit any sale, assignment, encumbrance, dilution or other disposition of any ownership interests in Borrower (including any right to receive profits, losses or cash flow related to the Project) now held by Guarantor that would cause Guarantor to either (i) own less than less than a fifty-one percent (51 %) interest in Borrower; or (ii) cease to have a controlling interest in Borrower; (c) permit any change of the President of Borrower other

LOAN AND SECURITY AGREEMENT-Page 35
---------------------------
than by voluntary retirement or natural causes; or (d) permit the creation of any new ownership interests in Borrower, except to the extent such new ownership interests are owned or controlled by Guarantor.

     7.4  Name Change.  Borrower shall not change its name, its place of
          -----------
incorporation or organization, as applicable, or the locations at which any of the Collateral is located without providing Lender at least thirty (30) days' prior written notice thereof and executing, at Borrower's sole expense, such UCC-3 amendments and all other documents and instruments as Lender, in its sole discretion, deems reasonably necessary or appropriate in order to continue the perfection of its Lien in and to all of the Collateral.

     7.5  Consolidation and Merger.  Borrower will not consolidate with or merge
          ------------------------
into any other Person or permit any other Person to consolidate with or merge into it.

     7.6  Timeshare Program.   Without Lender's prior written consent, Borrower
          -----------------
shall not adopt, amend, modify or terminate any Timeshare Documentation or submit the Project or Resort Improvements to any Timeshare Program, except that if any amendment or modification is required by Applicable Law, Borrower shall implement the same and give prompt written notice thereof to Lender. Borrower shall (i) submit all Timeshare Documentation to Lender for its prior approval,
(ii) ensure that all Timeshare Documentation complies with all Applicable Laws and (iii) prior to the marketing or sale of any Units or Intervals at the Project, comply with all rules, regulations and restrictions of state, local and federal Applicable Laws, including the laws of any jurisdiction in which Borrower markets or sells (or intends to market or sell) any Intervals or Units to any Purchaser.

                                   ARTICLE 8
                                   ---------

                               EVENTS  OF DEFAULT
                               ------------------

     An "Event of Default" shall exist if any of the following shall occur:
         ----------------

     8.1  Payments.  Failure of Lender to receive from Borrower, within five (5)
          --------
days of the date written notice has been sent to Borrower after the due date:
(a) any amount payable under the Note, or (b) any other payment due under the Loan Documents, except for the Note payment due at the Maturity Date for which no notice and grace period shall apply.

     8.2  Covenant Defaults.  Borrower shall fail to perform or observe any
          -----------------
covenant, agreement, obligation, representation or warranty contained in this Agreement or in any of the Loan Documents (other than any covenant or agreement obligating Borrower to pay the Loan or any other amounts to Lender), and such failure shall continue for fifteen (15) days after Lender delivers written notice thereof to Borrower, provided, however, if the failure is incapable of
                            --------  -------
cure within such fifteen (15) day period and Borrower shall be diligently pursuing a cure, such fifteen (15) day cure period shall be extended by an additional period not to exceed fifteen (15) days.

     8.3  Warranties or Representations.  Any representation or other statement
          -----------------------------
made

LOAN AND SECURITY AGREEMENT-Page 36
---------------------------
by or on behalf of Borrower in this Agreement, in any of the Loan Documents or in any instrument furnished in compliance with or in reference to the Loan Documents, shall be materially false, misleading or incorrect in any material respect as of the date made.

     8.4  Involuntary Proceedings.  If a case is commenced or a petition is
          -----------------------
filed and not dismissed within sixty (60) days against Borrower or Guarantor under any applicable liquidation, conservatorship, bankruptcy, moratorium, insolvency, reorganization or similar law providing for the relief of debtors and generally affecting the rights of creditors; a receiver, liquidator or trustee of Borrower or Guarantor or of any material asset of Borrower or Guarantor is appointed by court order and such order remains in effect for more than sixty (60) days; or if any material asset of Borrower or Guarantor is sequestered by court order and such order remains in effect for more than sixty
(60) days.

     8.5  Proceedings.  Either Borrower or Guarantor voluntarily seeks, consents
          -----------
to or acquiesces in the benefit of any provision of any applicable liquidation, conservatorship, bankruptcy, moratorium, insolvency, reorganization or similar law providing for the relief of debtors and generally affecting the rights of creditors, whether now or hereafter in effect; consents to the filing of any petition against it under such law; makes an assignment for the benefit of its creditors; admits in writing its inability to pay its debts generally as they become due; or consents to the appointment of a receiver, trustee, liquidator or conservator for it or any part of its assets.

     8.6  Attachment, Judgment, Tax Liens.  The issuance, filing or levy against
          -------------------------------
Borrower or Guarantor of one or more attachments, injunctions, executions, tax liens or judgments for the payment of money cumulatively in excess of $100,000 which is not discharged in full or stayed within thirty (30) days after issuance or filing.

     8.7  Insolvency.  Either Borrower or Guarantor shall become insolvent or
          ----------
otherwise generally be unable to pay its debts when due.

     8.8  Material Adverse Change.  Any material adverse change in the financial
          -----------------------
condition of Borrower or Guarantor (which is not otherwise specifically described in this Article 8 as an Event of Default) which Lender in good faith
                  ---------
believes impairs or may impair Borrower's or Guarantor's ability to duly and promptly perform all of its obligations under this Agreement and the other Loan Documents. A change shall not be deemed material and adverse until it results in cumulative damages of at least $250,000 or is not subject to quantification in Lender's reasonable opinion.

     8.9  Default Under Other Agreements.  Any default by Borrower or Guarantor
          ------------------------------
in the payment of Obligations for borrowed money in excess of $100,000 in the aggregate (including the Revolving Receivables Loan) after the expiration of any applicable grace or cure period; any other default under such Obligations which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such Obligations; or any default which permits the holders of such Obligations to control Borrower or Guarantor.

LOAN AND SECURITY AGREEMENT-Page 37
---------------------------

     8.10 Construction Related Defaults. The cessation of construction of the
          -----------------------------
Resort Improvements for more than twenty (20) days (whether or not consecutive), except for events of force majeure; a reasonable determination by Lender that the Resort Improvements will not be completed on or before the Completion Date; the failure of Borrower to complete the Resort Improvements on or before the Completion Date; any failure of Borrower to provide additional equity funds within ten (10) days after demand therefor by Lender pursuant to Section 6.14(b)
                                                                 ---------------
hereof; or any court enjoins or prohibits construction, occupancy, maintenance or operation of any of the Resort Improvements, or Borrower or Lender from performing the Loan Documents, and such proceeding is not properly contested and such injunction or order is not vacated within forty-five (45) days after the granting thereof.

     8.11 Default Under Deed of Trust.  If a default or Event of Default occurs
          ---------------------------
under the Deed of Trust or any other Loan Document and such default or event of default is not cured within the applicable grace period (if any), provided therein.

     8.12 Default Under Other Loans.  If a default or Event of Default occurs
          -------------------------
under (a) any document or instrument evidencing, securing or executed in connection with the Revolving Receivables Loan, or (b) any document or instrument evidencing, securing, or executed in connection with any other Obligations, and any such default or event of default (as described in (a) or (b) above) is not cured within the applicable grace period (if any) provided therein.

                                   ARTICLE 9
                                   ---------

                                   REMEDIES
                                   --------

     9.1  Remedies Upon Default.  Upon the occurrence of an Event of Default,
          ---------------------
Lender may take any one or more of the following actions, all without notice to
Borrower:

          (a) Acceleration.  Declare the unpaid balance of the Loan and other
              ------------
     Obligations, or any part thereof, immediately due and payable, whereupon the same shall be due and payable.

          (b) Termination of Obligation to Advance.  Terminate any commitment of
              ------------------------------------
     Lender to make further Advances under this Agreement in its entirety, or any portion of any such commitment, to the extent Lender shall deem appropriate.

          (c) Termination of Obligation to Grant Partial Releases. Cease
              ---------------------------------------------------
     granting partial releases from the Lien of the Deed of Trust.

          (d) Completion of Construction. In its own name or in the name of
              --------------------------
     Borrower, enter into possession of the Property, perform all work necessary to complete construction of the Resort Improvements substantially in accordance with the Plans (as modified as deemed necessary by Lender), the Loan Documents, and all Applicable Laws and continue to employ each Architect, each General Contractor and/or any contractor pursuant to the applicable contracts or otherwise. Borrower hereby appoints Lender as Borrower's attorney-in-fact, which power of attorney is irrevocable and

LOAN AND SECURITY AGREEMENT-Page 38
---------------------------
     coupled with an interest, with full power of substitution, to do any of the following in Borrower's name upon the occurrence of an Event of Default:
     (i) use such sums as are necessary, including any proceeds of the Loan, make such changes or corrections in the Plans, and employ such architects, engineers, and contractors as may be required, or as Lender may otherwise consider desirable, for the purpose of completing construction of the Resort Improvements substantially in accordance with the Plans (as modified as deemed necessary by Lender), the Loan Documents, and all Applicable Laws; (ii) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Resort Improvements; (iii) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to the Property; (iv) do every act with respect to the construction of the Resort Improvements that Borrower may do; (v) prosecute or defend any action or proceeding incident to the Property; (vi) pay, settle, or compromise all bills and claims so as to clear title to the Property; and (vii) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Resort Improvements. Lender shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

          (e) Judgment.  Reduce Lender's claim to judgment, foreclose, or
              --------
     otherwise enforce any Lien in all or any part of the Collateral by any available judicial or other procedure under Applicable Law. Lender's right to sue and recover a judgment, either before, after, or during the pendency of any proceeding for the enforcement of the Deed of Trust, and the right of Lender to recover such judgment shall not be affected by any taking, possession, or foreclosure sale hereunder or by the exercise of any other right, power, or remedy for the enforcement of the terms of the Deed of Trust or the foreclosure of the Lien thereof.

          (f) Sale of Collateral.  Exercise all the rights and remedies of a
              ------------------
     secured party under the UCC, including (i) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties; (ii) enter upon any premises of Borrower and take possession of the Collateral; and (iii) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, at such time or times, for cash, on credit, or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by Applicable Law, ten (10) days notice of the time and place of any sale shall constitute reasonable notification. At any sale of the Collateral, if permitted by Applicable Law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Borrower shall remain liable for any deficiency. Lender shall not be required to proceed against any Collateral but may proceed against Borrower directly. To the extent permitted by Applicable Law, Borrower hereby

LOAN AND SECURITY AGREEMENT-Page 39
---------------------------
     specifically waives all rights of redemption, stay, or appraisal that it has or may have under any Applicable Law now existing or hereafter enacted.

          (g) Retention of Collateral.  At its discretion, retain such portion
              -----------------------
     of the Collateral as shall aggregate in value to an amount equal to the total amount owed by the Borrower pursuant to the Loan Documents, in satisfaction of the Obligations, whenever the circumstances are such that Lender is entitled and elects to do so under Applicable Law.

          (h) Purchase of Collateral.  Buy all or any part of the Collateral at
              ----------------------
     any public or private sale.

          (i) Exercise of Other Rights.  Exercise any and all other rights or
              ------------------------
     remedies afforded by any Applicable Laws or by the Loan Documents as Lender shall deem appropriate, at law, in equity or otherwise, including, but not limited to, the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents.

     9.2  Application of Collateral; Termination of Agreements.  Upon the
          ----------------------------------------------------
occurrence of an Event of Default, Lender may apply against the Obligations any and all Collateral in its possession, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not.

     9.3  Waivers.  No waiver by Lender of any Event of Default shall be deemed
          -------
to be a waiver of any other or subsequent Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, Borrower and each and every surety, endorser, guarantor and other party liable for the payment or performance of all or any portion of the Obligations, severally waive notice of the occurrence of any Event of Default, presentment and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration and nonpayment, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Obligations, or by any release or change in any security for the payment or performance of the Obligations, regardless of the number of such renewals, extensions, releases or changes.

     9.4  Cumulative Rights.  All rights and remedies available to Lender under
          -----------------
the Loan Documents shall be cumulative and in addition to all other rights and remedies granted to Lender at law or in equity, whether or not the Obligations is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Documents.

     9.5  Expenditures by Lender.  Any sums expended by or on behalf of Lender
          ----------------------

LOAN AND SECURITY AGREEMENT-Page 40
---------------------------
pursuant to the exercise of any right or remedy provided herein (including amounts expended by Lender to construct or complete the Resort Improvements) shall become part of the Obligations (regardless of whether such amounts exceed the Maximum Loan Amount) and shall bear interest at the Default Rate, from the date of such expenditure until the date repaid.

     9.6  Delegation of Duties and Rights. Lender may perform any of its duties
          -------------------------------
and/or exercise any of its rights or remedies under the Loan Documents by or through its officers, directors, employees, attorneys, agents, or other representatives. To the maximum extent practicable in light of all relevant facts and circumstances, Lender will attempt to avoid any duplication of effort and cost to Borrower in connection with any such delegation on Lender's part.

     9.7  Lender Not in Control. None of the covenants or other provisions
          ---------------------
contained in this Agreement or in any other Loan Document shall give or be interpreted as giving Lender the right or power to exercise control over the affairs and/or management of Borrower or Guarantor.

     9.8  Diminution in Value of Collateral. Lender shall not have any liability
          ---------------------------------
or responsibility whatsoever for any diminution or loss in value of any of the Collateral, specifically including that which may arise from Lender's negligence or inadvertence, whether such negligence or inadvertence is the sole or contributing cause of any damage.

                                   ARTICLE 10
                                   ----------

                           CERTAIN RIGHTS OF LENDER
                           ------------------------

     10.1 Confidentiality. Borrower agrees, and agrees to cause each of its
          ---------------
affiliates, not to transmit or disclose provision of any Loan Document to any Person (other than as may be required to comply with applicable laws including Securities and Exchange Commission rules and regulations or to Borrower's advisors and officers on a need-to-know basis) without Lender's prior written consent. Lender reserves the right to review and approve all materials that Borrower or any of its affiliates prepares that contain Lender's name or describe or refer to any Loan Document, any of the terms thereof or any of the transactions contemplated thereby. Borrower shall not, and shall not permit any of its affiliates to, use Lender's name (or the name of any of Lender's affiliates) in connection with any of its business operations. Nothing contained in any Loan Document is intended to permit or authorize Borrower or any of its affiliates to contract on behalf of Lender.

     10.2 Performance by Lender. Lender may, at any time and from time to time,
          ---------------------
take such actions as Lender deems necessary or appropriate to protect Lender's Liens in and to preserve the Collateral, and to establish, maintain, and protect the enforceability of Lender's rights with respect thereto, all at the expense of Borrower. Borrower agrees to cooperate fully with all of Lender's efforts to preserve the Collateral and Lender's Liens and will take such actions to preserve the Collateral and Lender's Liens as Lender may direct, including, without limitation, by promptly paying, upon Lender's demand therefor, all documentary stamp taxes or other taxes that may be or may become due in respect of any of the Collateral. All of Lender's expenses of preserving the Collateral and its Liens therein shall be payable by Borrower

LOAN AND SECURITY AGREEMENT-Page 41
---------------------------
pursuant to Section 10.3 below.
            ------------

     10.3 Fees and Expenses. Borrower shall pay to or reimburse Lender for all
          -----------------
expenditures and expenses which may be paid or incurred by or on behalf of Lender in connection with the documentation, modification, workout, collection or enforcement of the Loan or any of the Loan Documents. Costs payable on the date of the Initial Advance shall include (i) the fees and costs of Lender's attorneys (including fees of Lender's inside counsel) in connection with the documentation of the Loan and all other expenses incurred by Lender in connection with the due diligence review of Borrower's deliveries including travel costs incurred by Lender to make such review; and (ii) all applicable title, filing and recording fees and other closing costs. During the term of the Loan, costs payable by Borrower shall include: payments to remove or protect against Liens; attorneys' fees (including fees of Lender's inside counsel); receivers' fees; engineers' fees; accountants' fees; independent consultants' fees (including environmental consultants); fees of the Trustee under the Deed of Trust; all costs and expenses incurred in connection with any of the foregoing; outlays for documentary and expert evidence; stenographers' charges; stamp taxes; inspection costs as set forth in Sections 6.11 and 6.14 above;
                                              -------------     ----
publication costs; and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any foreclosure sale a true condition of the title to, or the value of, the Collateral. With respect to fees of Lender's in-house counsel, Borrower expressly agrees that its obligation hereunder to reimburse Lender shall include reasonable charges for legal work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender in its sole
discretion for the legal work performed.   If not paid by the Initial Advance or
when requested by Lender, all such costs shall be included as additional Obligations bearing interest at the Default Rate set forth in the Note until paid.

     10.4 Lender's Right of Set-Off.  Upon the occurrence of an Event of
          -------------------------
Default, or if Lender shall be served with garnishment process in which Borrower shall be named as defendant, whether or not any Event of Default shall have occurred, Lender may, but shall not be required to, set-off any indebtedness owing by Lender to Borrower against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Lender or its security interest herein.

     10.5 Assignment of Lender's Interest.   This Agreement shall inure to the
          -------------------------------
benefit of Lender, all future holders of the Note, any of the Obligations or any of the Collateral and all Transferees (as defined below), and each of their respective successors and permitted assigns. BORROWER ACKNOWLEDGES THAT LENDER MAY AT ANY TIME AND FROM TIME TO TIME MAY SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT, THE NOTE, THE OBLIGATIONS, THE COLLATERAL AND/OR THE OTHER LOAN DOCUMENTS TO OTHER PERSONS, INCLUDING, WITHOUT LIMITATION, FINANCIAL INSTITUTIONS (EACH SUCH TRANSFEREE, ASSIGNEE OR PURCHASER, A "TRANSFEREE"). In
                                                              ----------
such case, the Transferee shall have all of the rights and benefits with respect to the portion of such Obligations, the Note, the Collateral, this

LOAN AND SECURITY AGREEMENT-Page 42
---------------------------

Agreement and the other Loan Documents held by it as fully as if such Transferee were the original holder thereof (including without limitation rights of set-off and recoupment), and either Lender or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein; provided that, notwithstanding anything to the contrary herein or in any Loan
-------------
Document, Borrower shall not be obligated to pay under this Agreement to any Transferee any sum in excess of the sum which Borrower would have been obligated to pay to the Lender had such participation not been effected. Notwithstanding any other provision of any Loan Document, Lender may disclose to any Transferee all information, and furnish to such Transferee copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any other Loan Document.

     10.6 Power of Attorney.  Borrower does hereby irrevocably constitute and
          -----------------
appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place and stead, or otherwise, (i) from time to time to institute and prosecute in the name of Borrower or otherwise, but for the benefit of Lender, any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, rights, titles, interests and liens hereby sold, assigned or transferred, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of the said property, rights, titles, interests and liens; and (ii) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until all obligations of Borrower to Lender have been satisfied.

     10.7 Indemnification of Lender.  In addition to (and not in lieu of) any
          -------------------------
other provisions hereof or of any other Loan Document providing for indemnification in favor of Lender, Borrower and Guarantor hereby defends, indemnifies, and holds harmless Lender, its subsidiaries, other affiliates, officers, directors, agents, employees, representatives, consultants, contractors, servants, and attorneys, as well as the respective heirs, personal representatives, successors, and assigns of any or all of them (hereinafter collectively referred to as the "Indemnified Parties"), from and against, and
                                 -------------------
agrees promptly to pay on demand or reimburse each of them with respect to, any and all liabilities, indebtedness, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any of them, in any way relating to or arising out of or in any way, directly or indirectly, related or attributable to: (i) this Agreement, the other Loan Documents or the Collateral; (ii) the transactions contemplated under any of the Loan Documents including, without limitation, those in any way relating to or arising out of the violation of any Applicable Laws; (iii) any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation or warranty of Borrower or Guarantor contained in this Agreement or any of the other Loan Documents including, without limitation, any certification of Borrower or Guarantor delivered to Lender; (iv) any and all taxes, including real estate, personal property, sales, mortgage, excise, intangible, or transfer taxes, and any and all fees or charges that may at any time arise or become due prior to the payment, performance, and discharge in full of the Obligations; (v) the breach of any representation or warranty as set forth herein regarding any Environmental Laws; (vi) the

LOAN AND SECURITY AGREEMENT-Page 43
---------------------------
failure of Borrower to perform any obligation or covenant herein required to be performed pursuant to any Environmental Laws; (vii) the use, generation, storage, release, threatened release, discharge, disposal, or presence on, under, or about the Project of any Hazardous Materials (except to the extent that liability of the Indemnified Party with respect to such matter would not exist but for the acts or omissions of such Indemnified Party as determined in a final, non-appealable adjudication by a court of competent jurisdiction); (viii) the removal or remediation of any Hazardous Materials from the Project required to be performed pursuant to any Environmental Laws or as a result of recommendations of any environmental consultant or as required by Lender; (ix) claims asserted by any Person (including, without limitation, any governmental or quasi-governmental agency, commission, department, instrumentality or body, court, arbitrator, or administrative board in connection with or any in any way arising out of the presence, use, storage, disposal, generation, transportation, release, or treatment of any Hazardous Materials on, in, under, or affecting the Project; (x) the violation or claimed violation of any Environmental Laws in regard to the Project; (xi) the preparation of an environmental audit or report on the Project not to exceed one per calendar year and premised upon the Lender's reasonable belief of the existence of a violation of Environmental Laws, whether conducted by Lender, Borrower, or another Person; (xii) the breach or violation by Borrower of any Applicable Laws; or (xiii) the exercise by Lender of any rights or remedies under this Agreement or any of the other Loan Documents. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, and subject to the condition that no Event of Default under this Agreement shall then exist, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Lender. Notwithstanding any defense by Borrower of any such suit, claim or demand, Lender shall have the right to participate in any material decision affecting the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE INDEMNITY PROVIDED FOR HEREIN IS INTENDED TO AND SHALL PROTECT AND INDEMNIFY LENDER FROM THE CONSEQUENCES OF LENDER'S OWN NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE OR CONCURRING CAUSE OF ANY LIABILITY, OBLIGATION, LOSS, DAMAGE, PENALTY, ACTION, JUDGMENT, SUIT, CLAIM, COST, EXPENSE OR DISBURSEMENT. The provisions of this Section shall survive the full payment, performance, and discharge of the Obligations and the termination of this Agreement, and shall continue thereafter in full force and effect.

     10.8 No Liability of Lender. Lender is obligated to perform all covenants
          ----------------------
and obligations of Lender hereunder, including but not limited to making Advances to Borrower, subject to all of the terms, provisions, and conditions hereof and of the other Loan Documents. However, neither the acceptance of this Agreement by Lender nor the exercise of any rights hereunder by Lender shall be construed in any way as an assumption by Lender of any obligations, responsibilities, or duties of Borrower arising in connection with the Project, all or any portion of the Collateral, under any Timeshare Documentation, or under any Applicable Laws, or in connection with any other business of Borrower or the Collateral, nor shall it otherwise bind Lender to the performance of any obligations with respect to the Project or the Collateral, it being expressly understood that Lender shall not be obligated to perform, observe,

LOAN AND SECURITY AGREEMENT-Page 44
---------------------------
or discharge any obligation, responsibility, duty, or liability of Borrower with respect to the Project, any of the Collateral, or under any of the Timeshare Documentation, or under any Applicable Laws, including but not limited to appearing in or defending any action, expending any money, or incurring any expense in connection therewith. Without limiting the foregoing, neither this Agreement, any action or actions on the part of Lender taken hereunder nor the acquisition of the Collateral by Lender prior to or following the occurrence of an Event of Default shall constitute an assumption by Lender of any obligations of Borrower with respect to the Project or such Collateral, or any documents or instruments executed in connection therewith and Borrower shall continue to be liable for all of its obligations thereunder or with respect thereto.

     10.9 Right of Lender to Extend Time of Payment, Substitute, Release
          --------------------------------------------------------------
Security, Etc. Without affecting the liability of any Person or entity for the
--------------
payment of any of the Obligations and without affecting or impairing Lender's Liens in and to the Collateral, or the remainder thereof, as security for the full amount of the Loan unpaid and the other Obligations, Lender may from time to time, without notice: (a) release any Person liable for the payment of the Loan; (b) extend the time or otherwise alter the terms of payment of the Loan;
(c) accept additional security for the Obligations of any kind, including deeds of trust or mortgages and security agreements; (d) alter, substitute, or release any property securing the Obligations; (e) realize upon any Collateral for the payment of all or any portion of the Loan in such order and manner as it may deem fit; and/or (f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof.

     10.10  Verification of Use. Lender shall be under no duty or obligation to
            -------------------
ascertain the manner in which Borrower has used or will use the proceeds of the Loan. Lender's sole obligation shall be to advance the proceeds of the Loan subject to, and in accordance with, the terms, provisions, and conditions of this Agreement and the other Loan Documents. Lender's obligation to fund the Loan is limited to the Maximum Loan Amount. Borrower is solely responsible for obtaining any other financing that may be necessary in order to fund costs of the Project that are in excess of those budgeted or the Maximum Loan Amount. It is expressly understood that Lender has no responsibility or obligation whatsoever to provide to Borrower any further financing.

                                   ARTICLE 11
                                   ----------

                                 MISCELLANEOUS
                                 -------------

     11.1 Notice.  Any notice or other communication required or permitted to be
          ------
given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (New York time) on a business day; provided that a hard copy of such notice is also sent pursuant to
              --------
(c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth

LOAN AND SECURITY AGREEMENT-Page 45
---------------------------

(4th) day after deposit in the mail postage prepaid.



     Notices to Borrower:    Preferred Equities Corporation
                             Attn: Carol W. Sullivan
                             4310 Paradise Road
                             Las Vegas, NV 89109
                             Facsimile: 702/369-4398


     With a copy to:         Preferred Equities Corporation
                             Attn:  Jon A. Joseph, Esq.
                             4310 Paradise Road
                             Las Vegas, NV  89109
                             Facsimile: 702/369-4398


     Notices to Lender:      CapitalSource Finance LLC
                             Attn: Structured Finance Group
                             Re: Preferred Equities Corp (Inventory)
                             4445 Willard Avenue, 12/th/ Floor

                             Chevy Chase, MD 20815
                             Facsimile: 301/841-2370


     With a copy to:         Patton Boggs LLP
                             2001 Ross Avenue, Suite 3000
                             Dallas, Texas 75201
                             Attn:  James C. Chadwick, Esq.
                             Facsimile:  214/758-1550


     11.2 Survival.  All representations, warranties, covenants and agreements
          --------
made by Borrower herein, in the other Loan Documents or in any other agreement, document, instrument or certificate delivered by or on behalf of Borrower under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents and the extension of the Obligations (and each part thereof), regardless of any investigation made by or on behalf of Lender.

     11.3 Governing Law.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS
          -------------
MAY BE EXPRESSLY PROVIDED THEREIN TO THE CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF NEW YORK AND APPLICABLE LAWS OF THE UNITED STATES.

LOAN AND SECURITY AGREEMENT-Page 46
---------------------------

     11.4 Limitation on Interest. Lender and Borrower intend to comply at all
          ----------------------
times with all applicable usury laws. All agreements between Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to Lender exceed the highest lawful rate permissible under Applicable Laws. If, from any circumstance whatsoever, fulfillment of any provision hereof, of the Note, or of any other Loan Documents shall involve transcending the limit of such validity prescribed by any Applicable Law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if from any circumstance Lender shall ever receive anything of value deemed interest by Applicable Law that would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest on the Loan for such full period shall not exceed the highest lawful rate. Borrower agrees that in determining whether or not any interest payment under the Loan Documents exceeds the highest lawful rate, any non-principal payment (except payments specifically described in the Loan Documents as "interest"), including without limitation, prepayment fees and late charges, shall, to the maximum extent not prohibited by Applicable Law, be deemed an expense, fee, premium, or penalty rather than interest. Lender hereby expressly disclaims any intent to contract for, charge, or receive interest in an amount that exceeds the highest lawful rate. The provisions of the Note, this Agreement, and all other Loan Documents are hereby modified to the extent necessary to conform with the limitations and provisions of this Section, and this Section shall govern over all other provisions in any document or agreement now or hereafter existing. This Section shall never be superseded or waived unless there is a written document executed by Lender and Borrower expressly declaring the usury limitation of this Section to be null and void, and no other method or language shall be effective to supersede or waive this Section.

     11.5 Invalid Provisions.  If any provision of this Agreement or any of the
          ------------------
other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable and this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect.

     11.6 Counterparts; Effectiveness.  This Agreement may be signed in any
          ---------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one or more counterparts hereof signed by Borrower and Lender.

     11.7 No Duty.  All attorneys, accountants, appraisers, consultants,
          -------
custodians and other professional persons retained by Lender shall have the right to act exclusively in the

LOAN AND SECURITY AGREEMENT-Page 47
---------------------------
interests of Lender and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to Borrower or Guarantor or any of their officers, directors or shareholders or to any Person.

     11.8 Lender Not Fiduciary.  The relationship between Borrower and Lender is
          --------------------
solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     11.9 Successors and Assigns. This Agreement and the other Loan Documents
          ----------------------
shall be binding upon and inure to the benefit of Borrower, Guarantor, and Lender and their respective successors and assigns; provided, however, that
                                                    --------  -------
neither Borrower nor Guarantor may transfer or assign any of its rights or obligations under this Agreement or the other Loan Documents without the prior written consent of Lender, which consent may be granted or withheld in Lender's sole and absolute discretion. This Agreement and the transactions provided for or contemplated hereunder or under any of the other Loan Documents are intended solely for the benefit of the parties hereto. No third party shall have any rights or derive any benefits under or with respect to this Agreement or the other Loan Documents except as specifically set forth herein or otherwise provided in a written document signed by Borrower and Lender. No Person other than Borrower shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make Advances in the absence of strict compliance with any or all thereof, and no other Person, other than Borrower, under any circumstances whatsoever, shall be deemed to be a beneficiary of such conditions, any or all of which Lender freely may waive, in whole or in part, at any time if, in its sole discretion, it deems it desirable to do so. In particular, Lender makes no representation and assumes no obligation as to third parties concerning the quality of the construction of the Resort Improvements by Borrower or the absence therefrom of defects.

     11.10  Amendment. This Agreement (including all exhibits and schedules
            ---------
hereto) may not be amended or modified, and no term, provision, or condition hereof may be waived, except by a written instrument that is signed by all of the parties hereto.

     11.11  Entire Agreement.  This Agreement, including the Schedules and
            ----------------
Exhibits hereto and to the other Loan Documents and agreements referred to herein embody the entire agreement between the parties hereto, supersedes all prior agreements and understandings between the parties whether written or oral relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements among Lender, Borrower, Guarantor, or between any two or more of them.


ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT
ARE NOT ENFORCEABLE.  TO   PROTECT   BORROWER.  GUARANTOR   AND   LENDER   FROM

LOAN AND SECURITY AGREEMENT-Page 48
---------------------------

MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS THEY MAY LATER AGREE IN WRITING TO MODIFY IT.

     11.12  Venue. BORROWER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING
            -----
DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED, AT LENDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE STATE OF NEW YORK. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID STATE. BORROWER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEMS, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON BORROWER. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN NEW YORK, NEW YORK, BORROWER SHALL, WITHIN TEN (10) DAYS AFTER LENDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN NEW YORK CITY) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY LENDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, LENDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE
(5) DAYS NOTICE TO BORROWER. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY LENDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH. IN THE EVENT SERVICE OF PROCESS IS MADE ON CT CORPORATION SYSTEMS, LENDER WILL SEND A COURTESY NOTICE (SERVICE SHALL NOT BE AFFECTED BY LENDER'S FAILURE TO SEND SUCH NOTICE) TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 11.1 OF THIS AGREEMENT.
                                     ------------

          Initial on behalf of Borrower: ___________________

LOAN AND SECURITY AGREEMENT-Page 49
---------------------------

     11.13  Jury Trial Waiver. BORROWER, GUARANTOR AND LENDER HEREBY WAIVE THEIR
            -----------------
RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER, GUARANTOR AND LENDER, AND BORROWER AND GUARANTOR ACKNOWLEDGE THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER, GUARANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, GUARANTOR AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

             Initial on behalf of Borrower: ______________________


     11.14  Directly or Indirectly.  Where any provision in the Agreement refers
            ----------------------
to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

     11.15  Headings.  Section headings have been inserted in the Agreement as a
            --------
matter of convenience of reference only; such section headings are not a part of the Agreement and shall not be used in the interpretation of this Agreement.

     11.16  Broker's Fees.  There are no brokers or other similar fees or
            -------------
commitments due with respect to the transactions described in the Agreement. Borrower shall defend and indemnify Lender and save and hold Lender harmless from all claims of any Persons for any such fees, which indemnity shall include reasonable attorneys' fees and legal expenses.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

LOAN AND SECURITY AGREEMENT - Page 50
---------------------------

IN WITNESS WHEREOF, Borrower, Guarantor and Lender have caused this Agreement to be executed and delivered by their duly authorized officers effective as of the date first above written.

                                   BORROWER:
                                   --------

                                   PREFERRED EQUITIES
                                   CORPORATION, a Nevada corporation


                                    By:_____________________________

                                    Name:___________________________

                                    Its:____________________________


                                    GUARANTOR:
                                    ---------

                                    MEGO FINANCIAL CORP,
                                    a New York corporation


                                    By:_____________________________

                                    Name:___________________________

                                    Its:____________________________


                                    LENDER:
                                    ------

                                    CAPITALSOURCE FINANCE LLC,
                                    a Delaware limited liability company


                                    By:_____________________________

                                    Name:   Michael C. Szwajkowski

                                    Its:    Managing Director

LOAN AND SECURITY AGREEMENT - Page 51
---------------------------

                                 SCHEDULE 2.1
                                 ------------

                              Preliminary Budget
                              ------------------


COSTS RELATED TO PROJECT:                              $4,600,000
     Land Acquisition Costs            $1,500,000
     Hard and Soft Costs of Project    $3,100,000
-------------------------------------------------
     TOTAL PROJECT COSTS               $4,600,000

EXCESS LOAN PROCEEDS /1/                               $2,400,000
-----------------------------------------------------------------

TOTAL LOAN AMOUNT                                      $7,000,000


_____________
/1/ Borrower acknowledges that Lender has agreed to fund up to $4,600,000, the estimated costs of the Project. No other loan funds will be advanced by Lender to Borrower hereunder unless and until Lender has approved, in its sole and absolute discretion, the proposed or intended use of such funds by Borrower

Schedule 2.1 -- Page 1 of 1
------------

                                 SCHEDULE 4.1
                                 ------------

                              Closing Deliveries
                              ------------------

     Section 1.  Initial and Interim Advance Requirements. The obligation of
                 ----------------------------------------
Lender to enter into this Agreement and to make the Initial Advance of the Loan and any Interim Advances thereafter shall be subject to the complete satisfaction of each of the conditions precedent set forth herein, in addition to all of the conditions precedent set forth elsewhere in the Loan Documents:

          (a)  Execution and Delivery.  Borrower and Guarantor shall execute and
               ----------------------
     cause to be notarized, witnessed, and attested, as appropriate, and delivered to Lender the Loan Documents, together with such additional documents and certifications as Lender and its counsel may reasonably require in order to ensure that all conditions precedent to the closing of the Loan and the making of the Initial Advance hereunder have been satisfied in all respects.

          (b)  Opinion of Counsel(s).  An opinion of Borrower's and Guarantor's
               ---------------------
     counsel stating: (i) that the Loan is not usurious under Applicable Laws;
     (ii) that the Loan Documents are validly executed, duly authorized and binding and enforceable in accordance with their terms; (iii) that the execution and delivery of the Loan Documents and the performance of the transactions contemplated thereby do not violate or contravene any law, court order, judgment or contract to which Borrower is a party and grant to Lender the security interests set forth in this Agreement; and (iv) such further opinions as Lender shall require.

          (c)  Representations, Warranties, Covenants, and Agreements.  The
               ------------------------------------------------------
     representations and warranties contained in the Loan Documents and in any certificates delivered to Lender in connection with the closing shall be true and correct in all material respects, and all covenants and agreements required to have been complied with and performed by Borrower shall have been fully complied with and performed to the satisfaction of Lender.

          (d)  Borrower's and Guarantor's Corporate Documents.  Borrower shall
               ----------------------------------------------
     have delivered to Lender, and Lender shall have approved each of the following:

               (i)    Borrower's and Guarantor's Organizational Documents.
                      ---------------------------------------------------
          Copies of Borrower's and Guarantor's organizational documents, including but not limited to their respective articles of incorporation and bylaws, together with any amendments thereto, certified to be true and complete by Borrower's and Guarantor's Secretaries, respectively.

               (ii)   Good Standing Certificates.  Current good standing
                      --------------------------
          certificates issued by the Secretary of State of Nevada and New York for Borrower and Guarantor, respectively.

               (iii)  Resolutions.  Certified resolutions of Borrower's and
                      -----------
          Guarantor's boards of directors authorizing the execution by each of the applicable Loan

Schedule 4.1 -- Page 1 of 8
------------

          Documents and the performance of all obligations of Borrower and Guarantor thereunder.

          (e)  Proceedings Satisfactory.  All actions taken in connection with
               ------------------------
     the execution and delivery of the Loan Documents, and all documents and papers related thereto, shall be completely satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of all such documents and papers as Lender or its counsel may reasonably request in connection therewith, all in form and substance satisfactory to Lender and its counsel, in their sole discretion.

          (f)  Expenses.  Borrower shall have paid all fees, expenses, and other
               --------
     amounts required to be paid prior to or on the Execution Date, pursuant to this Agreement, including but not limited to the Commitment Fee (or portion thereof) the due and payable.

          (g)  Title. Borrower shall have delivered to Lender (and Lender shall
               -----
     have approved) a commitment to issue an ALTA extended coverage lender's policy of title insurance insuring in favor of Lender, together with its successors and assigns, the first priority of the Lien of the Deed of Trust, without exception for filed or unfiled mechanics' liens or claims or for matters that an accurate survey would disclose, subject only to such exceptions and conditions to title as Lender shall have approved in writing and such affirmative coverage as Lender deems reasonably necessary (the "Title Insurance Policy"). The Title Insurance Policy shall be in an amount
      ----------------------
     not less than the original principal amount of the Note and be issued by the Title Insurer. The Title Insurance Policy shall contain such affirmative coverage as Lender deems reasonably necessary, including but not limited to an affirmative statement that the Title Insurance Policy insures Lender, together with its successors and assigns, including but not limited to Lender, against all mechanics' and materialmen's liens arising from or out of construction of the Resort Improvements and, to the extent available and commonly required by lenders in the State of Nevada, shall contain endorsements in form and content acceptable to Lender: (A) insuring against matters that would be disclosed on an accurate survey of the Land; (B) insuring that no building restriction or similar exception to title disclosed on the Title Insurance Policy has been violated and that any violation thereof would not create or result in any reversion, reverter, or forfeiture of title; (C) a zoning endorsement in the form typically issued in the State of Nevada; and (D) insuring over any environmental superlien or similar lien upon all or any portion of the Land. Such Title Insurance Policy shall provide that Borrower shall receive an endorsement to the Title Insurance Policy on the date of each Advance of the Loan: (i) indicating that since the date of the immediately preceding Advance, there has been no change in the state of title and no mechanics' or materialmen's lien, claim, or lien or similar notice has been filed against any of the Collateral; (ii) updating the Title Insurance Policy to the date of such Advance; and (iii) increasing the coverage of the Title Insurance Policy by an amount equal to the amount of such Advance if the Title Insurance Policy does not by its own terms provide for such an increase.

          (h)  Evidence of Insurance.  Lender shall have received and approved
               ---------------------
     evidence of policies of insurance as required hereby.

Schedule 4.1 -- Page 2 of 8
------------

          (i)  UCC Searches.  Lender shall have received such searches of the
               ------------
     applicable public records as it deems necessary under Applicable Law to verify that it has a first and prior perfected lien and security interest covering all of the Collateral.

          (j)  Taxes and Assessments. Lender shall have received copies of the
               ---------------------
     most current tax bills related to the Project, together with evidence satisfactory to it that all taxes and assessments owed by or for which Borrower or an owners' association is responsible for collection have been paid, which taxes and assessments include, without limitation, sales taxes, room occupancy taxes, payroll taxes, personal property taxes, excise taxes, intangible taxes, real property taxes, income taxes, and any assessments related to the Project. Lender shall also have received information satisfactory to Lender disclosing the tax identification numbers, tax rates, estimated tax values, assessment ratios, and estimated assessment values or amounts with respect to the Land and the identities of the taxing authorities having jurisdiction over the Land as well as the instrumentalities and entities having the power and jurisdiction to impose assessments against the Land or the Resort Improvements.

          (k)  Commitment Fee. Lender shall have received the Commitment Fee (or
               --------------
     portion thereof) payable upon execution of this Agreement.

          (l)  Equity Contribution by Borrower.  Lender shall have received
               -------------------------------
     evidence satisfactory to Lender that Borrower has contributed not less than $150,000 of its own funds to pay costs and expenses of the Project approved by Lender.

          (m)  Other Items.  Lender shall have received such other agreements,
               -----------
     documents, instruments and certificates as Lender may request to evidence the Obligations and to evidence and perfect the liens and security interests contemplated by the Loan Documents.

ANY WAIVER OF ANY OF THE AFORESAID CONDITIONS PRECEDENT MUST BE IN WRITING, SPECIFY THE CONDITION AND BE SIGNED BY AN AUTHORIZED OFFICER OF LENDER. ANY WAIVER, IF ANY, SHALL ONLY WAIVE THE SPECIFIED CONDITION AND NO OTHER, AND SHALL NOT BE DEEMED OR CONSTRUED TO BE A SUBSEQUENT WAIVER. NEITHER THE CLOSING OF THE LOAN NOR THE DISBURSEMENT OF ANY LOAN PROCEEDS SHALL BE DEEMED A WAIVER OF ANY OF THE AFORESAID CONDITIONS PRECEDENT.

     Section 2.  Requirements for Construction Advances. The obligation of
                 --------------------------------------
Lender to make any Advance of the Loan which would cause the aggregate amount advanced by Lender to Borrower hereunder to exceed $1,770,000, shall be subject to the complete satisfaction of each of the conditions precedent set forth herein, in addition to all of the conditions precedent set forth elsewhere in the Loan Documents:

          (a)  Title.  The Title Insurer shall have issued to Lender the Title
               -----
     Insurance Policy and a downdate endorsement thereto, in form satisfactory to Lender's counsel, without any exceptions from coverage other than the Permitted Exceptions allowed by Lender prior to the Advance. If required by Lender, the Title Insurer shall issue to Lender an endorsement to the Title Insurance Policy deleting the standard, pre-printed

Schedule 4.1 -- Page 3 of 8
------------
     exception for matters disclosed by a survey of the Land.

          (b)  Survey.  Lender shall have received and approved a survey, dated
               ------
     within ninety (90) days prior to the requested Advance, satisfactory to Lender and prepared by a licensed surveyor satisfactory to Lender and the Title Insurer in accordance with Lender's requirements, of the Land, reflecting the completion of demolition of the Existing Improvements and the location and dimensions of any other improvements remaining thereon and indicating the routes of ingress and egress for public access to the Land, all utility lines, walks, drives, recorded or visible easements and rights-of-way on such Land, and showing that there are no encroachments, improvements, projections, or easements (recorded or unrecorded) on the property lines. Foundation perimeters are to be added to the survey by the surveyor as soon as they are in place for all buildings comprising a part of the Resort Improvements. The survey shall indicate whether the Land is located within any flood hazard area. The survey must be prepared in accordance with the standards set forth by ALTA/ACSM and those of any and all surveyors' bureaus or associations of the State of Nevada as well as any and all Applicable Laws and must be certified to Borrower, Lender and the Title Insurer. The surveyor's certificate placed on the survey shall include a statement that said survey locates any and all such items set forth as exceptions in the Title Insurance Policy as Lender may require, shall include a legal description of the Land, and otherwise satisfy all of Lender's survey requirements, and shall include any other information
     required by Lender, Borrower, or the Title Insurer.    If the Survey
     discloses the existence of utilities or easements that must be removed or relocated to construct the Resort Improvements, Borrower shall provide Lender with evidence satisfactory to Lender that such utilities and easements can and will be relocated prior to the completion of all site and grading work for the Resort Improvements.

          (c)  Environmental Report.  Lender shall have received and approved an
               --------------------
     updated environmental report or reports covering the Land, confirming (to the extent relevant, in Lender's reasonable discretion):

               (i) The removal and disposal of the Existing Improvements (including all friable asbestos within the Existing Improvements) in compliance with the requirements of all Applicable Laws and the absence of Hazardous Materials on, under, or affecting the Land;

               (ii) That the engineering or environmental consulting firm has obtained, reviewed, and included within its report a CERCLIS printout from the Environmental Protection Agency (the "EPA"), statements from the EPA and other applicable state and local authorities, and such other information as Borrower or Lender may reasonably require, including, without limitation, a Phase I Environmental Inspection, all of which information shall confirm that there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from the Land or in such proximity thereto as to create a material risk of contamination of any the Collateral; and

               (iii) The absence of radon gas at the Land or, if radon gas is found to be present in any part of the Land, that such presence is of a nature or magnitude so

Schedule 4.1 -- Page 4 of 8
------------
          as to be fully in compliance with applicable standards under the Environmental Laws and all other Applicable Laws.

     The removal and disposal of any friable asbestos or other Hazardous Materials must be accomplished by a licensed removal contractor for a guaranteed maximum sum satisfactory to Borrower and Lender and included in the Budget. In addition, the environmental consultant shall deliver to Lender results of soils testing taken prior to the commencement of grading or excavation work, confirming the absence of Hazardous Materials in the soil that does or may require the implementation of special procedures to ensure the health and safety of all workers at the Project.

          (d)  Soil Tests.  Lender shall have received a report as to soil and
               ----------
     compaction condition and analysis made at the Land by a soil testing firm satisfactory to Borrower and Lender. The number and location of such borings shall be in accordance with the recommendations of the soil testing firm and must also be satisfactory to Lender and also shall include a sinkhole analysis of the Land. The report shall include the recommendations of the soil testing firm as to the preparation of the soil needed in order to adequately support the Resort Improvements. During the course of construction, Borrower shall also provide to Lender such reports as to concrete tests and such additional soil tests as are required by the Architect, General Contractor or contemplated by the Plans.

          (e)  Applicable Laws.  Borrower has received evidence satisfactory to
               ---------------
     Borrower and Lender that all contemplated Resort Improvements are and will be in compliance with all applicable zoning, building, and other Applicable Laws in connection with the construction, development, establishment, and operation of the Project and the sale, use, marketing, and occupancy of all Units and Intervals.

          (f)  Construction Contract. Lender shall have received and approved
               ---------------------
     each general construction contract (the "Construction Contract"), executed
                                              ---------------------
     or to be executed by and between Borrower and a general contractor acceptable to Lender (the "General Contractor"), to construct the Resort
                                ------------------
     Improvements in accordance with the Plans therefor and all Applicable Laws. The Construction Contract shall contain, in addition to any other provisions relating to construction of the Resort Improvements that Lender may reasonably require, the following provisions:

               (i) An agreement to supply and/or furnish all labor, supervision, materials, supplies, and equipment necessary to complete the construction of the Resort Improvements, on or before the Completion Date, for not more than a guaranteed maximum fixed price acceptable to Lender;

               (ii) A provision that the General Contractor and each subcontractor and materialman shall, as a precondition to the making of any Advance hereunder (including the final Advance for Retainage) execute and deliver to Borrower and Lender conditional or unconditional lien waivers (as required by this Agreement) in any form and substance approved by Lender;

               (iii) A provision for such Retainage of 10% of the Hard Costs payable

Schedule 4.1 -- Page 5 of 8
------------
          thereunder or a lesser amount, if any, as Lender may consider appropriate under the circumstances, which Retainage shall be released in the manner set forth in herein;

               (iv) A provision that prior to final payment under the Construction Contract (including Retainage), the General Contractor shall deliver to Borrower and Lender (A) a final and complete release of Liens signed by the General Contractor and all subcontractors and materialmen performing work or supplying materials; and (B) a certificate of substantial completion or its legal equivalent with a punch list executed by Borrower, the General Contractor, and the Architect;

               (v) A provision that the Construction Contract may not be terminated by the General Contractor unless Borrower's default thereunder continues for a period of thirty (30) days after delivery of a written notice of Borrower's default to Lender (or such longer period after said delivery as may be reasonably necessary to cure a default thereunder) and may not be terminated by the General Contractor by reason of the bankruptcy or insolvency of Borrower;

               (vi) A provision that, upon the occurrence of a default or an event of default under the Construction Contract, the General Contractor will, at the request of Lender, continue to perform thereunder until construction of the Resort Improvements have been completed; and

               (vii) Such other commercially reasonable provisions as Lender shall require.

          (g)  Budget. Lender shall have received and approved the Budget
               ------
     consisting of a breakdown certified by Borrower and the General Contractor, in form, scope, and content acceptable to Lender, setting forth all acquisition, construction, and other costs of developing the Resort Improvements, including, without limitation, financing costs, costs of acquisition of the Land, costs of construction of the Resort Improvements, and other costs incidental to the construction of the Resort Improvements and the development of the Project and specifying which items are to be funded from sources other than the proceeds of the Loan. The Budget shall serve as the basis upon which advances of the Loan are made on account of each of the categories set forth therein (the costs disclosed on the Budget and approved in writing by Lender shall hereinafter be referred to as the "Approved Costs"). If, pursuant to Section 6.14(b) hereof and in the
      --------------                     ---------------
     judgment of Lender, the total estimated costs of constructing the Resort Improvements and developing the Project exceed the Maximum Loan Amount, plus any equity contributions by Borrower as required by this Agreement, then Borrower shall contribute toward the payment of Approved Costs the amount of the difference prior to the making of any Construction Advance hereunder.

          (h)  Bonds. Lender shall have received and approved (i) a performance
               -----
     bond for the General Contractor in a penal sum equal to the full contract amount and in form and content satisfactory to Lender including, without limitation, provisions naming Lender as an obligee, consenting to changes in the Construction Contract without notice

Schedule 4.1 -- Page 6 of 8
------------
     to the surety, and allowing Lender a reasonable time after notice by the surety in which to cure (without any obligation to do so) any breach or default which could release the surety; and (ii) a payment bond for the General Contractor, in form and content satisfactory to Lender. Each bond shall be issued by a corporate surety authorized and admitted to do business in Nevada and licensed by the State of Nevada to execute and issue bonds as surety in Nevada.

          (i)  Architect's Contract. Lender shall have received and approved a
               --------------------
     copy of each contract by and between Borrower and each Architect, including contracts for the services of an engineer retained by the Architect in connection with and as part of Architect's work under such contract. Each such contract shall be in form and content acceptable to Lender and provide that the Architect shall submit to Borrower all certificates, as-built plans, specifications, and other information as a prerequisite to the making of any Advance by Lender hereunder, including the final Advance. Among other provisions, said Architect's contract shall prohibit Borrower from agreeing to or permitting any material amendment, modification, waiver, or other material change to the Plans or the Architect's contract without the prior written consent of Lender. Lender shall also have received from Borrower a written certificate from the Architect covering such matters as may be required by Lender and stating that the proposed Resort Improvements, when completed in accordance with the Plans, will comply with all Applicable Laws, together with an agreement by the Architect, in form and content acceptable to Borrower and Lender, that (i) upon the occurrence of an Event of Default under the Loan Documents, the Architect will, at Lender's request continue performance pursuant to its agreement with Borrower until the completion of construction of the Resort Improvements, and (ii) evidences the Architect consent to (A) the assignment by Borrower all of Borrower's right, title, and interest in the Architect's contract and the Plans in respect of the Resort Improvements, and (B) permits Lender to use the Plans and any materials obtained by the Architect from any other architect or engineer retained by the Architect at no cost to Lender.

          (j)  Subcontracts.  If requested by Lender, Lender shall have received
               ------------
     copies of each contract that has been executed by and between the General Contractor and a construction manager, subcontractor, materialman, or supplier that is to provide labor and/or materials in connection with the development and construction of the Resort Improvements in accordance with the Plans with a value of $100,000 or more (a "Material Subcontractor")
                                                    ----------------------
     contains the agreement of the Material Subcontractor to perform its respective contract for Lender following the occurrence of an event of default pursuant to the Loan Documents. Furthermore, Lender shall have received from Borrower or the General Contractor a current list of all Material Subcontractors working on the Resort Improvements, showing the name, address, and telephone number of each Material Subcontractor, the work or material performed or supplied thereby, and the total amount of each relevant contract and subcontract and amounts paid through the date upon which such list was completed.

          (k)  Plan and Cost Review. If required by Lender, Lender shall have
               --------------------
     obtained a written plan and cost review covering such matters as may be required by Lender and confirming that the proposed Resort Improvements can feasibly be constructed within the cost limitations set forth in the Budget and that the proposed Resort Improvements, when

Schedule 4.1 -- Page 7 of 8
------------
     completed in accordance with the Plans, will comply with all Applicable
     Laws.

          (l)  Permits and Approvals. Lender shall have received copies of
               ---------------------
     building permit(s) and other satisfactory evidence that the Land and the Resort Improvements and the intended uses of the Land are in compliance with all Applicable Laws, including, without limitation: (i) Environmental Laws; (ii) erosion control ordinances; (iii) doing-business and/or licensing laws; (iv) laws protecting disabled or handicapped persons; and
     (v) zoning laws. All permits and approvals granted to Borrower shall continue to be legally valid and shall remain in full force and effect for so long as the Loan is outstanding.

          (m)  Plans. Lender shall have received and approved complete and
               -----
     detailed Plans which shall be satisfactory to Lender, including any changes or modifications thereto and including Plans for architectural, structural, mechanical, plumbing, electrical, and site development (including storm drainage, utility lines, erosion control, and landscaping) work. All Plans must be stamped with all required approvals from all applicable governmental authorities, certified under seal by the Architect, and signed by Borrower and the General Contractor to be true copies of the Plans architecturally and structurally approved by all authorities and agencies having jurisdiction over such Plans.

          (n)  Certificate of Architect. Lender shall have received a
               ------------------------
     Certificate of Architect from each Architect who prepared any of the Plans addressed to Borrower and Lender and stating that (i) any necessary soil testing has been performed, and soil conditions are satisfactory for the structural support of the Resort Improvements; (ii) that there is adequate ingress and egress to the Land and Resort Improvements; (iii) that the Plans have been approved by all applicable governmental authorities, meet all state construction and energy conservation laws and comply with all federal laws and regulations adopted pursuant to the Fair Housing Act of 1968 (as amended), the Americans with Disabilities Act of 1990, and all other Applicable Laws; (iv) that provisions have been made for the handicapped in accordance with all state and local ordinances, rules, and regulations; (v) that the zoning is proper; (vi) that all utilities necessary to service the Resort Improvements are available with adequate capacity; and (vii) that all required governmental permits and approvals have been obtained; and such additional items as may reasonably be required by Lender.

          (o)  Appraisal. Lender shall have received and approved an MAI
               ---------
     appraisal of the Land (exclusive of the Existing Improvements) and the proposed Resort Improvements, prepared by a nationally recognized appraisal firm, and in form and content acceptable to Lender in its sole and absolute discretion.

Schedule 4.1 -- Page 8 of 8
------------

                                 SCHEDULE 5.1
                                 ------------

                              List of Affiliates
                              ------------------

                                                      State of              Date of               Tax ID
Company Name                                        Incorporation        Incorporation            Number
==============================================    =================    =================      ==============
Mego Financial Corp.                                  New York                   2/23/54           13-5629885

     Preferred Equities Corporation                    Nevada                    11/6/69           88-0106662
          (NOTE:  THE FOLLOWING ARE
          SUBSIDIARIES OF PREFERRED
          EQUITIES CORPORATION)
       AB Preferred Holdings, Inc.                     Florida                   8/14/01           59-3736610
       Calvada Springs Corporation                     Nevada                    10/6/69           34-1041076
       Central Nevada Realty Co.                       Nevada                    6/16/72           88-0121466
       Central Nevada Utilities Company                Nevada                    5/18/70           95-2677808
       Colorado Land and Grazing Corp.                Colorado                   5/16/84           88-0219260
       First Corporation of Nevada                     Nevada                     6/4/76           88-0165802
       First National Equity Corp.                     Nevada                   10/18/83           88-0192380
       Overlook Food and Beverage Company             Colorado                   10/7/96           88-0000020
       Preferred Colorado Land Co.                    Colorado                  10/13/92           84-1216123
       Preferred Equities Insurance Agency, Inc.       Nevada                     1/7/92           88-0279891
       Preferred Vacation Resorts, Inc.                Nevada                     4/8/85           88-0216259
       Resort Properties Advertising, Inc.             Nevada                    5/16/86           88-0399266
       RVS Marketing, Inc.                              Texas                   11/29/95           88-0362127
       Southern Colorado Properties, Inc.             Colorado                    6/4/81           88-0178190
       Steamboat Suites, Inc.                         Colorado                   9/21/94           88-0325374
       Brigantine Preferred Properties, Inc.           Nevada                     2/7/90           93-1039448
          (NOTE:  THE FOLLOWING ARE
          SUBSIDIARIES OF BRIGANTINE
          PREFERRED PROPERTIES, INC.)
          Brigantine Inn Management, Inc.            New Jersey                  4/19/84           22-2615046
          Brigantine Inn Marketing, Inc.             New Jersey                  4/19/84           22-2541270
          The Brig Inc.                              New Jersey                  9/13/83           22-2473166

Schedule 5.1 -- Page 1 of 1
------------

                                   EXHIBIT A
                                   ---------

                               Legal Description
                               -----------------


     Lots Twenty-Five (25) and Twenty-Six (26), Block Two (2), Flamingo Estates, Clark County, Nevada, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

EXHIBIT A -- Page 1 of 1
---------

                                   EXHIBIT B
                                   ---------

                             Permitted Exceptions
                             --------------------

1. Reservations and provisions as contained in the Patent from the State of Nevada, recorded January 27, 1921, in Book 7 of Deeds, Page 269, as Instrument No. 14991.

2. All oil, gas, coal and other hydrocarbon substances as conveyed to Harry Cobb in a document recorded March 25, 1957, in Book 124, of Official Records, as Instrument No. 102052.

3. Covenants, conditions restrictions and easements in the document recorded December 24, 1957 in Book No. 148 as Instrument No. 121291 of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed of trust made in good faith and for value, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(C), of the United States Codes.

     Documents declaring modifications thereof recorded October 17, 1972 in Book No. 272 as Instrument Nos. 231058 through 231080 of Official Records.

     Documents declaring modifications thereof recorded March 24, 1983 in Book No. 1708 as Instrument Nos. 1667267 through 1667279 of Official Records.

     Documents declaring modifications thereof recorded March 25, 1983 in Book No. 1709 as Instrument Nos. 1668380 through 1668384 of Official Records.

     Documents declaring modifications thereof recorded March 25, 1983 in Book No. 1712 as Instrument Nos. 1671034 through 1671036 of Official Records.

4. Easements as shown and/or dedicated upon the final map of Flamingo Estates, on file in Book 5 of plats, Page 22, of Official Records.

EXHIBIT B -- Page 1 of 1
---------

                                   EXHIBIT C
                                   ---------

                          Form of Request For Advance
                          ---------------------------


DATE:___________________________

CapitalSource Finance LLC
4445 Willard Avenue, 12/th/ Floor
Chevy Chase, MD 20815
Attn: _________________________

Re: $7,000,000 Loan described in that certain Loan and Security Agreement (the "Loan Agreement") between CapitalSource Finance LLC ("Lender") and
      --------------                                       ------
     Preferred Equities Corporation ("Borrower")
                                      --------

     Loan Number:______________________________
     Borrower: Preferred Equities Corporation
     Project:  158 Ida Avenue, Las Vegas, Nevada
     Advance Request No.:______________________
     Amount of Request:________________________
     Period Covered: ___________, 20__  through: ________, 20__


BEFORE ME, the undersigned authority, on this day personally appeared the person executing this affidavit, who, being by me first duly sworn, deposed and said:

     1. I am an officer of Borrower and duly authorized to make this affidavit and to execute and deliver the related request for payment.

     2. If any portion of the requested Advance is to be used to pay for construction costs under any Construction Contract, attached are AIA Document G-702 and G-703 (1983 Edition) forms executed by the General Contractor and approved by the Architect, all completed for the above amount and period, together with all supporting documentation required by the Loan Agreement for the Project, all of which are true and correct and in all respects what they purport and appear to be.

     3. Borrower has not been served with any written notice that a lien will be claimed for any amount unpaid for materials delivered, labor performed, or services provided in connection with the properties, or any part thereof, and, to the Borrower's knowledge, no valid basis exists for the filing of any mechanic's or materialmen's liens or claims with respect to all or any part of the Project.

     4. I understand that this affidavit is made for the purpose of inducing Lender to advance funds to Borrower and for Borrower to make payments of such funds as appropriate under the loan documents and that, in so lending funds or making payment, Lender and Borrower will rely upon the accuracy of matters stated in this affidavit.

EXHIBIT C -- Page 1 of 3
---------

     5. All representations and warranties contained in the Agreement and the other Loan Documents are true and accurate in all material respects as of the date of this Draw Request, except as follows (if any): _________________________
________________________________________________________________________________

     6. No Event of Default exists (or would result from the Advance herein requested), except as follows (if any): ________________________________________
________________________________________________________________________________

     7. No part of the Property has been taken by eminent domain proceedings, and Borrower has not received written notice of any proceedings or negotiations therefor which are pending, except as follows (if any): ________________________
________________________________________________________________________________

     8. All previously disbursed Loan funds have been expended, or are being held in trust, for the sole purpose of paying Project costs included in the Budget and previously incurred by Borrower as set forth in previous Draw Requests.

     9. Borrower has previously or concurrently disclosed to Lender all matters known to Borrower that are required to be so disclosed under the Loan Documents.

     10. All conditions precedent to Borrower's right to receive the requested Advance have been met in accordance with the terms of the Loan Documents, except as follows (if any): ___________________________________________________________
________________________________________________________________________________

     11. To the knowledge of the undersigned, the amounts and percentages set forth in this Draw Request (including any AIA Document G-702 and G-703 submitted in connection herewith) are true and correct.

     12. The aggregate sum of (i) Loan funds previously disbursed to Borrower, plus (ii) the Loan funds included in this Draw Request, plus (iii) the existing Retainage, does not exceed the aggregate amount incurred and/or expended to date for construction work incorporated into the Resort Improvements.

     13. Upon disbursement by Borrower of the funds advanced by Lender as requested in this Draw Request, all obligations for work and other costs heretofore incurred by Borrower in connection with the Project and which are due and payable will be fully paid and satisfied.

     14. All lien waivers or payment receipts required under the terms of the Loan Documents for this Draw Request have been submitted to Lender.

     15. Borrower agrees to notify Lender in writing immediately if the matters certified herein will not be true and correct as of the time of the requested advance, and the foregoing certifications shall be deemed made and ratified as of the time of the advance unless Borrower so notifies Lender in writing before that time.

EXHIBIT C -- Page 2 of 3
---------

     16. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     EXECUTED as of the date first written above.

                              AFFIANT:
                              -------

                              ________________________________

STATE OF NEVADA     (S)
               (S)
COUNTY OF _________ (S)

SUBSCRIBED AND SWORN BEFORE ME, on this ______ day of ______________ 20__.


                         ________________________________
                         Notary Public
                         Printed Name:
                         My Commission Expires:



                                   EXHIBIT D
                                   ---------

                       Preliminary Construction Schedule
                       ---------------------------------


                                     None

EXHIBIT C -- Page 3 of 3
---------

               FIRST MODIFICATION OF LOAN AND SECURITY AGREEMENT
               -------------------------------------------------

     THIS FIRST MODIFICATION OF LOAN AND SECURITY AGREEMENT (this "Agreement")
                                                                   ---------
is made and entered into effective as of March 11, 2002, by and between CAPTIALSOURCE FINANCE LLC, a Delaware limited liability company ("Lender"),
                                                                  ------
PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower"), and MEGO
                                                       --------
FINANCIAL CORP., a New York corporation ("Guarantor").  Unless otherwise defined
                                          ---------
herein, capitalized terms shall have the meaning given such terms in the Receivables Loan Agreement (defined below).

                                   RECITALS
                                   --------

     A.   Lender previously agreed to make a loan (the "Original Receivables
                                                        --------------------
Loan") to Borrower.  The Receivables Loan is evidenced by a certain Promissory
----
Note dated as of August 8, 2001 (the "Original Receivables Note"), from Borrower
                                      -------------------------
to Lender in the stated principal amount of $15,000,000. In connection with the Receivables Loan, Borrower and Lender executed that certain Loan and Security Agreement dated August 8, 2001 (the "Original Receivables Loan Agreement").
                                     -----------------------------------

The obligations of Borrower under the Original Receivables Loan Agreement are guaranteed pursuant to a Guaranty, executed by Guarantor to and for the benefit of Lender (the "Guaranty").
                --------

FIRST MODIFICATION OF LOAN AND SECURITY AGREEMENT - Page 4
-------------------------------------------------

     B. Borrower has requested that Lender agree to increase the amount of the Original Receivables Loan from $15,000,000 to $20,000,000 and, in connection therewith, Borrower is executing and delivering to Lender two Promissory Notes, each dated of even date herewith and each in the maximum principal amount of $10,000,000 (together, the "Restated Notes")(the Original Receivables Note, as
                            --------------
amended and restated by the Restated Notes, is hereafter referred to as the "Receivables Note;" and the Original Receivables Loan, as so increased, is
 ----------------
hereafter referred to as the "Receivables Loan").
                              ----------------

     C. Borrower also has requested that Lender make a Construction Loan (defined below) to Borrower to provide financing for the acquisition and development of certain property located at 158 Ida Avenue, Las Vegas, Nevada.

     D. As an inducement to Lender to make the Construction Loan to Borrower, Borrower has agreed to modify the Original Receivables Loan Agreement (the Original Receivables Loan Agreement, as modified by this Agreement is hereinafter referred to as the, "Receivables Loan Agreement") and the other Loan
                                 --------------------------
Documents referenced therein to cross-collateralize and cross-default the Receivables Loan and the Construction Loan.

     NOW, THEREFORE, for and in consideration of the premises, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Lender, Borrower and Guarantor hereby agree as follows:

     1.   Amendments to the Original Receivables Loan Agreement.  The parties
          -----------------------------------------------------
hereto agree that the Original Receivables Loan Agreement shall be amended as follows:

          (a)  All terms referenced on Exhibit A of this Amendment are hereby
                                       ---------
added to the Appendix of the Original Receivables Loan Agreement and to the extent the terms set forth on Exhibit A differ from those terms set forth in the
                              ---------
Original Receivables Loan Agreement, the terms set forth on Exhibit A shall
                                                            ---------
govern and control.

          (b) Section 1.2 of the Original Receivables Loan Agreement is hereby amended and restated in its entirety as follows:

               1.2  Maturity.  The Loan shall be payable in full, together with
                    --------
     all other amounts due and obligations owe under the Loan Documents, on March 11, 2005. The Loan, the Revolving Period and the Maturity Date may be extended for a period of two years if, and only if: (a) Borrower provides Lender with written notice (the "Extension Notice") of the
                                               ----------------
     exercise of its desire and election to extend the same not less than ten
     (10) days prior to the initial Maturity Date; (b) Borrower has paid or caused to be paid to Lender, not less than ten (10) days prior to the applicable Maturity Date an extension fee of $200,000; and (c) Borrower is not in default under the terms of any of the Loan Documents at the time of delivery of, or at any time after delivery of, the Extension Notice.

          (c) Section 1.6 of the Original Receivables Loan Agreement is hereby amended and restated in its entirety as follows:

FIRST MODIFICATION OF LOAN AND SECURITY AGREEMENT - Page 5
-------------------------------------------------

               1.6  Commitment Fee.  Borrower shall pay to Lender a commitment
                    --------------
     fee equal to $250,000. As of the date of the Amendment, a portion of the Commitment Fee equal to $187,500 was paid by Borrower and the remaining $62,500 shall be due and payable simultaneously with the execution of the Amendment.

          (d) Section 7 of the Original Receivables Loan Agreement is hereby further amended to add the following thereto:

               "7.9  Cross Default.  The occurrence of a "Default" (as defined
                     -------------
     therein) under the Construction Loan Agreement, or the occurrence of a default or event of default (however defined) under the Construction Note or any other Construction Loan Documents."

          (e) Section 8.1(f) of the Original Receivables Loan Agreement is hereby amended and restated in its entirety as follows:

               (f)   Exercise of Other Rights. Exercise any and all other rights
                     ------------------------
     or remedies afforded by law, in equity, or by the Loan Documents or the Construction Loan Documents, as Lender may deem appropriate including, but not limited to, the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents and/or the Construction Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents and/or the Construction Loan Documents.

     2.   Representations and Warranties of Borrower.  Borrower hereby
          ------------------------------------------
represents and warrants to Lender that (a) to the best of Borrower's knowledge, the execution and delivery of this Agreement does not contravene, result in the breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which Borrower is a party or by which Borrower or any of its properties may be bound; (b) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms, subject to the limitations of equitable principles and bankruptcy, insolvency, debtor relief or other similar laws affecting generally the enforcement of creditors' rights; (c) the execution and delivery of, and performance under this Agreement are within Borrower's authority without the joinder or consent of any other party; (d) there exists no Default or Incipient Default under the Receivables Loan Documents; and (e) all of the representations and warranties of Borrower under the Receivables Loan Documents are true and correct in all material respects on the date hereof (all of which are hereby ratified and reaffirmed for all purposes). Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees) incurred as a result of any representation or warranty made by Borrower herein proving to be untrue or inaccurate in any material respect.

     3.   Consent and Ratification. Guarantor hereby unconditionally and
          ------------------------
irrevocably consents to (i) the execution and delivery by Borrower of this Agreement, and (ii) the consummation of the transactions contemplated by this Agreement. Guarantor hereby unconditionally and irrevocably acknowledges and agrees that the Guaranty, and its obligations,

FIRST MODIFICATION OF LOAN AND SECURITY AGREEMENT - Page 6
-------------------------------------------------
covenants, agreements and duties thereunder, remain in full force and effect, notwithstanding the execution and delivery of the Construction Loan Documents, this Amendment and the Restated Notes, and the consummation of the transactions contemplated hereby and thereby. Guarantor further acknowledges and agrees that the "Obligations" (as defined in the Guaranty) shall hereinafter include and also refer to the indebtedness evidenced by the Restated Notes. Guarantor hereby unconditionally ratifies, reaffirms and confirms its Guaranty.

     4.   Ratification of Obligations.  Borrower hereby ratifies and reaffirms
          ---------------------------
all of the obligations of Borrower set forth in the Receivables Loan Documents. The liens, security interests, collateral assignments and financing statements in respect of the Original Receivables Loan are hereby ratified and confirmed as valid, subsisting and continuing to secure the Receivables Note and the Receivables Loan Documents. Nothing herein shall in any manner diminish, impair or extinguish the Receivables Note or any other obligations of Borrower under the Receivables Loan Documents. Borrower ratifies and acknowledges that the Receivables Loan Documents are valid, subsisting and enforceable and agrees and warrants that there are no offsets, claims or defenses with respect to any of the indebtedness evidenced by the Receivables Note. Borrower acknowledges that the foregoing representations are given to induce Lender to modify the Receivables Loan, make the Construction Loan and otherwise modify the Receivables Loan Agreement as described above and but for such representations and warranties, Lender would not so modify the Receivables Loan or make the Construction Loan.

     5.   Release of Usury Claims.  Borrower hereby releases Lender, its
          -----------------------
successors and assigns, from all claims, demands, liabilities, penalties, defenses or causes of action which Borrower may be entitled to assert (although no such claims are known to exist) against Lender by reason of Lender's contracting for, charging, or receiving interest on the Original Receivables Loan prior to the execution of this Agreement in excess of that permitted under applicable law.

     6.   Sale of Receivables Loan; Cooperation of Borrower. Borrower
          -------------------------------------------------
acknowledges and agrees that Lender may, from time to time, sell or offer to sell the Receivables Loan or undivided ownership or participation interests in the Receivables Loan to one or more assignees or participants ("Participating
                                                                -------------
Lenders") and, in connection with such sale, Lender and the Participating
-------
Lenders, may elect to appoint Lender or another Person to administer the Receivables Loan and the disbursement by Lender and each of the Participating Lenders of their respective pro rata shares of each Advance made under the Receivables Loan Agreement. Borrower shall execute, acknowledge and deliver any estoppel certificates or other instruments requested by Lender to satisfy a purchaser or participant that the Receivables Loan is outstanding in accordance with the terms contained in the Receivables Loan Documents. Borrower shall execute, acknowledge and deliver any estoppel certificates or other instruments requested by Lender to satisfy a Participating Lender that the Receivables Loan is outstanding in accordance with the terms contained in the Receivables Loan Documents. Borrower will, at the request and direction of Lender, (a) at the election of Lender, modify the Receivables Loan Documents (including issue additional or replacement promissory notes evidencing the Receivables Loan and the interest of Lender and each Participating Lender therein) or enter into an intercreditor agreement with Lender and each of the Participating Lenders which will, among other things so long as the duties and obligations of Borrower under the Receivables Loan Documents do not materially change, (i) appoint an agent ("Agent") to act on behalf of Lender and each of the
  -----

FIRST MODIFICATION OF LOAN AND SECURITY AGREEMENT - Page 7
-------------------------------------------------

Participating Lenders in connection with the administration of the Receivables Loan and the making of Advances hereunder by Lender and each of the Participating Lenders, (ii) set forth the proportionate share of the Receivables Loan owned by Lender and each of the Participating Lenders and the obligations of Lender and each of the Participating Lenders to disburse to Agent for delivery to Borrower their proportionate share of any Advances made hereunder, and (iii) identify the rights, powers, duties and liabilities of the Agent, Lender and the Participating Lenders and Borrower in connection with the Receivables Loan, and (b) execute, acknowledge, deliver, procure and record and/or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases, but excluding any additional or replacement promissory notes) and do such further acts as, in Lender's opinion, are necessary to carry out more effectively the purposes of this Section. Borrower authorizes Lender to disseminate any information it has pertaining to the Receivables Loan, including, without limitation, credit and financial information on, the Property, Borrower and Guarantor, to any such participant, assignee or prospective participant or assignee, and to any other parties as necessary or appropriate in Lender's reasonable judgment.

     7.   Miscellaneous.  This Agreement may be executed in any number of
          -------------
counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their representatives, successors and assigns. The Receivables Loan Documents, as modified hereby, shall be construed in accordance with the laws of the State of New York and the laws of the United States applicable to transactions in the State of New York.

     EXECUTED as of the date and year first above written.


                                    LENDER:
                                    ------

                                    CAPITALSOURCE FINANCE LLC,
                                    a Delaware limited liability company


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________


                                    BORROWER:
                                    --------

                                    PREFERRED EQUITIES CORPORATION,
                                    a Nevada corporation


                                    By:___________________________________

FIRST MODIFICATION OF LOAN AND SECURITY AGREEMENT - Page 8
-------------------------------------------------

                                    Name:_________________________________
                                    Title:________________________________


                                    GUARANTOR:
                                    ---------

                                    MEGO FINANCIAL CORP.,
                                    a New York corporation


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

FIRST MODIFICATION OF LOAN AND SECURITY AGREEMENT - Page 9
-------------------------------------------------

                                   EXHIBIT A
                                   ---------

                                  DEFINITIONS
                                  -----------

     Agreement. This Loan and Security Agreement dated as of August 8, 2001, executed by Borrower and Lender, as amended by the Amendment.

     Amendment. The First Amendment to Loan and Security Agreement dated effective as of March 11, 2002, executed by Borrower, Lender and Guarantor.

     Availability. At all times during the Revolving Period, the lesser of (A) the remainder of [i] $20,000,000 minus [ii] the principal balance of all Advances then outstanding (without giving effect to the currently requested Advance); or (b) the remainder of (i) $20,000,000 minus (a) the sum of eighty-five percent (85%) of the principal balance of the New Eligible Notes Receivables and (b) ninety percent (90%) of the principal balance of all Mature Eligible Notes Receivables.

     Commitment Fee. A non-refundable loan commitment fee with respect to the making of the Loan in an amount equal to $250,000, which amount is payable in accordance with Section 1.6 hereof.

     Construction Loan. That certain $7,000,000 acquisition and development loan from Lender to Borrower, as evidenced, in part, by the Construction Note, as the same may be hereafter amended, modified, supplemented, increased or extended with the consent of Lender.

     Construction Loan Documents. Collectively, the Construction Note, that certain Loan and Security Agreement dated of even date herewith, executed by Lender and Borrower ("Construction Loan Agreement"), and any and all other
                      ---------------------------
agreements, documents, instruments and certificates delivered or contemplated to be delivered in connection with the Construction Loan Agreement, as such may be amended, renewed, extended, restated or supplemented from time to time with the consent of Lender.

     Construction Note. That certain $7,000,000 Promissory Note dated of even date herewith, executed by Borrower to the order of Lender and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part.

     Indebtedness. All payment obligations of Borrower to Lender arising under the Loan Documents or the Construction Loan Documents.

     Loan.  The $20,000,000 credit facility described in this Agreement.

     Loan Year. Each successive twelve (12) month period commencing on March 11, 2002.

     Maturity Date. March 11, 2005 unless extended pursuant to Section 1.2 above.

     Maximum Exposure. The lesser of (a) $20,000,000; or (b) the sum of (A) 90% of the principal balance of all Mature Financed Note Receivables and (B) 85% of the principal balance of all New Financed Note Receivables.

     Note. Together, a Promissory Note dated as of March 11, 2003, executed by Borrower to and for the benefit of Lender, in the maximum amount of $10,000,000, and a Promissory Note dated as of March 11, 2003, executed by Borrower to and for the benefit of Lender, in the maximum amount of $10,000,000, which notes, together, amend and restate in its entirety the indebtedness evidenced by a Promissory Note dated as of August 8, 2001, executed by Borrower to Lender in the amount of $15,000,000.

     Revolving Period. The period commencing on the date hereof and ending on March 11, 2005.

                                PROMISSORY NOTE
                                ---------------
                [158 Ida Avenue, Las Vegas, Nevada - Note A-1]

$3,000,000.00                                               As of March 15, 2002

1.   Promise to Pay.
     --------------

     FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation, ("Maker"), whose address is 4310 Paradise Road, Las Vegas, Nevada 89109,
  -----
promises to pay to the order of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, and its successors and assigns ("Holder") the sum of THREE
                                                    ------
MILLION AND NO/100 DOLLARS ($3,000,000.00), together with all other amounts added thereto pursuant to this Note or otherwise payable to Holder (the "Loan")
                                                                         ----
(or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, payable in lawful money of the United States of America. Payments shall be made to Holder at 4445 Willard Avenue, 12/th/ Floor, Chevy Chase, Maryland 20815 (or such other address as Holder may hereafter designate in writing to Maker).

     This Note, along with that certain Note A-2 dated as of the date hereof executed and delivered by the Maker, is given in replacement, but not in extinguishment or novation, of that certain Note A dated March 11, 2002 in the original principal amount of $10,000,000 executed by the Maker and payable to Holder which, along with that certain Note B dated March 11, 2002 and executed and delivered by Maker, amended and restated that certain Promissory Note dated as of August 8, 2001, executed by Maker payable to the order of Holder in the original principal sum of $15,000,000.00.

     The repayment of the Loan evidenced by this Note is secured by that certain Loan and Security Agreement dated as of August 8, 2001 as amended by that certain First Modification of Loan and Security Agreement dated March 11, 2002 (as amended, the "Loan Agreement"), the Assignment of Deed(s) of Trust and
                  --------------
Purchase Documents ("Assignment") dated as of August 8, 2001, and any other
                     ----------
documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Loan Documents". All capitalized terms not otherwise
                         --------------
defined herein shall have the meanings ascribed for them in the Loan Agreement.

2.   Principal and Interest.
     ----------------------

     So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a floating rate per annum equal to the Prime Rate plus two and one-half percent (2.50%) (the aggregate rate referred to as the "Interest
                                                                     --------
Rate"). The term "Prime Rate" shall mean the interest rate published each day in
----              ----------
the Wall Street Journal as the "Prime Rate", the base rate on corporate loans posted by at least 75% of the nations's thirty (30) largest banks. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed. In no event shall the Interest Rate be less than ten percent (10%) per annum.

3.   Payment.
     -------

     Commencing on the 1st day of April, 2002, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first day of each month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

     The Loan shall be due and payable on or before March 11, 2005, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date").
                                -------------

4.   Prepayments.
     -----------

     (a)  Voluntary Prepayments. Prepayments of the Loan (i) are permitted
          ---------------------
during the Revolving Period, and (ii) may be made in whole, but not in part, upon five (5) days prior written notice to Lender at any time upon payment of the applicable Prepayment Premium (whether such prepayment results from voluntary payments by Borrower, acceleration, or otherwise); provided, however, that payments or prepayments of Financed Notes Receivable made by Purchasers shall not violate this Section 4(a), and no Prepayment Premium shall be payable as a result of any such payment by Purchasers. The term "Prepayment Premium"
                                                         ------------------
means the percentage set forth below multiplied by the amount prepaid, payable in connection with a voluntary prepayment of the Loan in accordance with the provisions of this Section:



                    Loan Year           Percentage

                    First Loan Year     Two percent (2%)
                    Second Loan Year    One percent (1%)
                    Thereafter          None

     (b)  Payment After Default. In the event Holder declares the Loan
          ---------------------
immediately due and payable at a time when a Prepayment Premium would be due, such Prepayment Premium shall be paid upon any tender of payment at any time or upon foreclosure of the Mortgage.

5.   Default.
     -------

     5.1  Events of Default. Any of the following shall constitute an "Event of
          -----------------                                            --------
Default" under this Note: (a) failure to pay any amounts owed pursuant to this
-------
Note on the due date; or (b) the occurrence of any default under any of the other Loan Documents, after giving effect to any applicable grace or cure period.

     5.2  Remedies. So long as an Event of Default remains outstanding: (a)
          --------
interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without
                     ------------
notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Loan Agreement or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

     If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Purchaser Deeds of Trust or any of the Loan Documents; (iv) to represent Holder in any other proceedings whatsoever in connection with the Purchaser Deeds of Trust or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (v) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.   Late Charge.
     -----------

     If payments of principal and/or interest, or any other amounts under the other Loan Documents are not timely made or remain overdue for a period of five
(5) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.
         -----------

7.   Governing Law: Severability.
     ---------------------------

     This Note shall be governed by and construed in accordance with the internal laws of the State of New York. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.   Waiver.
     ------

     Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors and assigns, legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.   Security, Application of Payments.
     ---------------------------------

     This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payments will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to interest due on the Loan and third to the outstanding principal balance of the Loan.

10.  Miscellaneous.
     -------------

     10.1 Amendments. This Note may not be terminated or amended orally, but
          ----------
only by a termination or amendment in writing signed by Holder.

     10.2 Lawful Rate of Interest. In no event whatsoever shall the amount of
          -----------------------
interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be
                    ---------------         ----------
fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     10.3 Captions. The captions of the Paragraphs of this Note are for
          --------
convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     10.4 Notices. Notices shall be given under this Note in conformity with the
          -------
terms and conditions of the Loan Agreement.

     10.5 Joint and Several. The obligations of Maker under this Note shall be
          -----------------
joint and several obligations of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

     10.6 Time of Essence. Time is of the essence of this Note and the
          ---------------
performance of each of the covenants and agreements contained herein.

11.  Sale of Loan.
     ------------

     Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.

12.  Venue.
     -----

     MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE STATE OF NEW YORK. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEMS, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN NEW YORK, NEW YORK, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN NEW YORK CITY) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH. IN THE EVENT SERVICE OF PROCESS IS MADE ON CORPORATION SERVICE COMPANY, LENDER WILL SEND A COURTESY NOTICE (SERVICE SHALL NOT BE AFFECTED BY LENDER'S FAILURE TO SEND SUCH NOTICE) TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 10.1 OF THE LOAN AGREEMENT FOR PREFERRED EQUITIES CORPORATION.

               Initial on behalf of Maker:_____________________

13.  Jury Trial Waiver.
     -----------------

     MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN EXECUTING THIS NOTE AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS

NOTE AND THE OTHER LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

               Initial on behalf of Maker:_____________________



                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.



                                        MAKER:


                                        PREFERRED EQUITIES CORPORATION, a
                                        Nevada corporation


                                        By:__________________________
                                        Name:________________________

                                PROMISSORY NOTE
                                ---------------
                 [158 Ida Avenue, Las Vegas, Nevada - Note A-2]

$7,000,000.00                                               As of March 15, 2002

1.   Promise to Pay.
     --------------

     FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation,

("Maker"), whose address is 4310 Paradise Road, Las Vegas, Nevada 89109,
-------
promises to pay to the order of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, and its successors and assigns ("Holder") the sum of SEVEN
                                                    ------
MILLION AND NO/100 DOLLARS ($7,000,000.00), together with all other amounts added thereto pursuant to this Note or otherwise payable to Holder (the "Loan")
                                                                         ----
(or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, payable in lawful money of the United States of America. Payments shall be made to Holder at 4445 Willard Avenue, 12/th/ Floor, Chevy Chase, Maryland 20815 (or such other address as Holder may hereafter designate in writing to Maker).

     This Note, along with that certain Note A-1 dated as of the date hereof executed and delivered by the Maker, is given in replacement, but not in extinguishment or novation, of that certain Note A dated March 11, 2002 in the original principal amount of $10,000,000 executed by the Maker and payable to Holder which, along with that certain Note B dated March 11, 2002 and executed and delivered by Maker, amended and restated that certain Promissory Note dated as of August 8, 2001, executed by Maker payable to the order of Holder in the original principal sum of $15,000,000.00.

     The repayment of the Loan evidenced by this Note is secured by that certain Loan and Security Agreement dated as of August 8, 2001 as amended by that certain First Modification of Loan and Security Agreement dated March 11, 2002 (as amended, the "Loan Agreement"), the Assignment of Deed(s) of Trust and
                  --------------
Purchase Documents ("Assignment") dated as of August 8, 2001, and any other
                     ----------
documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Loan Documents". All capitalized terms not otherwise
                         --------------
defined herein shall have the meanings ascribed for them in the Loan Agreement.

2.   Principal and Interest.
     ----------------------

     So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a floating rate per annum equal to the Prime Rate plus two and one-half percent (2.50%) (the aggregate rate referred to as the "Interest
                                                                     --------
Rate"). The term "Prime Rate" shall mean the interest rate published each day in
----              ----------
the Wall Street Journal as the "Prime Rate", the base rate on corporate loans posted by at least 75% of the nations's thirty (30) largest banks. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed. In no event shall the Interest Rate be less than ten percent (10%) per annum.

3.   Payment.
     -------

     Commencing on the 1st day of April, 2002, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first day of each month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

     The Loan shall be due and payable on or before March 11, 2005, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date").
                                -------------

4.   Prepayments.
     -----------

     (a) Voluntary Prepayments. Prepayments of the Loan (i) are permitted during
         ---------------------
the Revolving Period, and (ii) may be made in whole, but not in part, upon five
(5) days prior written notice to Lender at any time upon payment of the applicable Prepayment Premium (whether such prepayment results from voluntary payments by Borrower, acceleration, or otherwise); provided, however, that payments or prepayments of Financed Notes Receivable made by Purchasers shall not violate this Section 4(a), and no Prepayment Premium shall be payable as a result of any such payment by Purchasers. The term "Prepayment Premium" means
                                                    ------------------
the percentage set forth below multiplied by the amount prepaid, payable in connection with a voluntary prepayment of the Loan in accordance with the provisions of this Section:

                       Loan Year           Percentage

                       First Loan Year     Two percent (2%)
                       Second Loan Year    One percent (1%)
                       Thereafter          None

     (b) Payment After Default. In the event Holder declares the Loan
         ---------------------
immediately due and payable at a time when a Prepayment Premium would be due, such Prepayment Premium shall be paid upon any tender of payment at any time or upon foreclosure of the Mortgage.

5.   Default.
     -------

     5.1  Events of Default. Any of the following shall constitute an "Event of
          -----------------                                            --------
Default" under this Note: (a) failure to pay any amounts owed pursuant to this
-------
Note on the due date; or (b) the occurrence of any default under any of the other Loan Documents, after giving effect to any applicable grace or cure period.

     5.2  Remedies. So long as an Event of Default remains outstanding: (a)
          --------
interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without
                     ------------
notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Loan Agreement or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

     If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Purchaser Deeds of Trust or any of the Loan Documents; (iv) to represent Holder in any other proceedings whatsoever in connection with the Purchaser Deeds of Trust or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (v) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.   Late Charge.
     -----------

     If payments of principal and/or interest, or any other amounts under the other Loan Documents are not timely made or remain overdue for a period of five
(5) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.
         -----------

 7.  Governing Law: Severability.
     ---------------------------

     This Note shall be governed by and construed in accordance with the internal laws of the State of New York. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.   Waiver.
     ------

     Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors and assigns, legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.   Security, Application of Payments.
     ---------------------------------

     This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payments will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to interest due on the Loan and third to the outstanding principal balance of the Loan.

10.  Miscellaneous.
     -------------

     10.1 Amendments. This Note may not be terminated or amended orally, but
          ----------
only by a termination or amendment in writing signed by Holder.

     10.2 Lawful Rate of Interest. In no event whatsoever shall the amount of
          -----------------------
interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be
                    ---------------         ----------
fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     10.3 Captions. The captions of the Paragraphs of this Note are for
          --------
convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     10.4 Notices. Notices shall be given under this Note in conformity with the
          -------
terms and conditions of the Loan Agreement.

     10.5 Joint and Several. The obligations of Maker under this Note shall be
          -----------------
joint and several obligations of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

     10.6 Time of Essence. Time is of the essence of this Note and the
          ---------------
performance of each of the covenants and agreements contained herein.

11.  Sale of Loan.
     ------------

     Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.

12.  Venue.
     -----

     MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE STATE OF NEW YORK. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEMS, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN NEW YORK, NEW YORK, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN NEW YORK CITY) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH. IN THE EVENT SERVICE OF PROCESS IS MADE ON CORPORATION SERVICE COMPANY, LENDER WILL SEND A COURTESY NOTICE (SERVICE SHALL NOT BE AFFECTED BY LENDER'S FAILURE TO SEND SUCH NOTICE) TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 10.1 OF THE LOAN AGREEMENT FOR PREFERRED EQUITIES CORPORATION.

               Initial on behalf of Maker: _______________

13.  Jury Trial Waiver.
     -----------------

     MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN EXECUTING THIS NOTE AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS

NOTE AND THE OTHER LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

               Initial on behalf of Maker: ________________



                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.



                              MAKER:


                              PREFERRED EQUITIES CORPORATION, a Nevada corporation


                              By:____________________________________
                              Name:__________________________________

                                PROMISSORY NOTE
                                ---------------
                  [158 Ida Avenue, Las Vegas, Nevada - Note B]

$10,000,000.00                                              As of March 11, 2002

1.   Promise to Pay.
     --------------

     FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation,

("Maker"), whose address is 4310 Paradise Road, Las Vegas, Nevada 89109,
-------
promises to pay to the order of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, and its successors and assigns ("Holder") the sum of TEN
                                                    ------
MILLION AND NO/100 DOLLARS ($10,000,000.00), together with all other amounts added thereto pursuant to this Note or otherwise payable to Holder (the "Loan")
                                                                         ----
(or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, payable in lawful money of the United States of America. Payments shall be made to Holder at 4445 Willard Avenue, 12/th/ Floor, Chevy Chase, Maryland 20815 (or such other address as Holder may hereafter designate in writing to Maker).

     This Note is executed and delivered by Borrower in connection with that certain Promissory Note dated of even date herewith in the amount of $10,000,000 issued by Borrower to and for the benefit of Holder (the "Other Note"). This
                                                          ----------
Note and the Other Note are intended to amend, restate and further evidence the indebtedness evidenced by that certain Promissory Note dated as of August 8, 2001, executed by Maker payable to the order of Holder in the original principal sum of $15,000,000.00 (the "Original Note"). This Note and the Other Note,
                            -------------
together, shall constitute a renewal, amendment and restatement of the Original Note. This Note and the Other Note do not constitute a novation or payment of any part of the indebtedness evidenced by the Original Note.

     The repayment of the Loan evidenced by this Note is secured by that certain Loan and Security Agreement of even date with the Original Note as amended by that certain First Modification of Loan and Security Agreement dated of even date herewith (as amended, the "Loan Agreement"), the Assignment of Deed(s) of
                                --------------
Trust and Purchase Documents ("Assignment") of even date with the Original Note,
                               ----------
and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Loan Documents". All capitalized terms
                                       --------------
not otherwise defined herein shall have the meanings ascribed for them in the Loan Agreement.

2.   Principal and Interest.
     ----------------------

     So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a floating rate per annum equal to the Prime Rate plus two and one-half percent (2.50%) (the aggregate rate referred to as the "Interest
                                                                     --------
Rate"). The term "Prime Rate" shall mean the interest rate published each day in
----              ----------
the Wall Street Journal as the "Prime Rate", the base rate on corporate loans posted by at least 75% of the nations's thirty (30) largest banks. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed. In no event shall the Interest Rate be less than ten percent (10%) per annum.

3.   Payment.
     -------

     Commencing on the 1st day of April, 2002, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first day of each month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

     The Loan shall be due and payable on or before March 11, 2005, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date").
                                -------------

4.   Prepayments.
     -----------

     (a) Voluntary Prepayments. Prepayments of the Loan (i) are permitted during
         ---------------------
the Revolving Period, and (ii) may be made in whole, but not in part, upon five
(5) days prior written notice to Lender at any time upon payment of the applicable Prepayment Premium (whether such prepayment results from voluntary payments by Borrower, acceleration, or otherwise); provided, however, that payments or prepayments of Financed Notes Receivable made by Purchasers shall not violate this Section 4(a), and no Prepayment Premium shall be payable as a result of any such payment by Purchasers. The term "Prepayment Premium" means
                                                    ------------------
the percentage set forth below multiplied by the amount prepaid, payable in connection with a voluntary prepayment of the Loan in accordance with the provisions of this Section:



                       Loan Year           Percentage

                       First Loan Year     Two percent (2%)
                       Second Loan Year    One percent (1%)
                       Thereafter   None

     (b) Payment After Default. In the event Holder declares the Loan
         ---------------------
immediately due and payable at a time when a Prepayment Premium would be due, such Prepayment Premium shall be paid upon any tender of payment at any time or upon foreclosure of the Mortgage.

5.   Default.
     -------

     5.1  Events of Default. Any of the following shall constitute an "Event of
          -----------------                                            --------
Default" under this Note: (a) failure to pay any amounts owed pursuant to this
-------
Note on the due date; or (b) the occurrence of any default under any of the other Loan Documents, after giving effect to any applicable grace or cure period.

     5.2  Remedies. So long as an Event of Default remains outstanding: (a)
          --------
interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without
                     ------------
notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Loan Agreement or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

     If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Purchaser Deeds of Trust or any of the Loan Documents; (iv) to represent Holder in any other proceedings whatsoever in connection with the Purchaser Deeds of Trust or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (v) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.   Late Charge.
     -----------

     If payments of principal and/or interest, or any other amounts under the other Loan Documents are not timely made or remain overdue for a period of five
(5) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.
         -----------

 7.   Governing Law: Severability.
      ---------------------------

     This Note shall be governed by and construed in accordance with the internal laws of the State of New York. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.   Waiver.
     ------

     Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors and assigns, legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.   Security, Application of Payments.
     ---------------------------------

     This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payments will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to interest due on the Loan and third to the outstanding principal balance of the Loan.

10.  Miscellaneous.
     -------------

     10.1 Amendments. This Note may not be terminated or amended orally, but
          ----------
only by a termination or amendment in writing signed by Holder.

     10.2 Lawful Rate of Interest. In no event whatsoever shall the amount of
          -----------------------
interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be
                    ---------------         ----------
fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     10.3 Captions. The captions of the Paragraphs of this Note are for
          --------
convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     10.4 Notices. Notices shall be given under this Note in conformity with the
          -------
terms and conditions of the Loan Agreement.

     10.5 Joint and Several. The obligations of Maker under this Note shall be
          -----------------
joint and several obligations of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

     10.6 Time of Essence. Time is of the essence of this Note and the
          ---------------
performance of each of the covenants and agreements contained herein.

11.  Sale of Loan.
     ------------

     Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.

12.  Venue.
     -----

     MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE STATE OF NEW YORK. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEMS, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN NEW YORK, NEW YORK, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN NEW YORK CITY) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH. IN THE EVENT SERVICE OF PROCESS IS MADE ON CORPORATION SERVICE COMPANY, LENDER WILL SEND A COURTESY NOTICE (SERVICE SHALL NOT BE AFFECTED BY LENDER'S FAILURE TO SEND SUCH NOTICE) TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 10.1 OF THE LOAN AGREEMENT FOR PREFERRED EQUITIES CORPORATION.

               Initial on behalf of Maker: _________________

13.  Jury Trial Waiver.
     -----------------

     MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN EXECUTING THIS NOTE AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS

NOTE AND THE OTHER LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

               Initial on behalf of Maker: _________________



                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.



                              MAKER:


                              PREFERRED EQUITIES CORPORATION, a Nevada corporation


                              By:__________________________________
                              Name:________________________________